SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Questcor Pharmaceuticals, Inc.

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PROXY STATEMENT FOR THE 2006 ANNUAL MEETING OF SHAREHOLDERS
PROPOSAL 1 ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
GOVERNANCE OF THE COMPANY
CODE OF BUSINESS CONDUCT AND ETHICS
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
STOCK PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
TO APPROVE THE ADOPTION OF THE COMPANY’S 2006 EQUITY INCENTIVE AWARD PLAN
TO APPROVE THE AMENDMENT TO THE COMPANY’S 2003 EMPLOYEE STOCK PURCHASE PLAN
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT COMMITTEE REPORT
OTHER MATTERS
ANNUAL REPORT

April 10, 2006

To Our Shareholders:

You are cordially invited to attend the 2006 Annual Meeting of Shareholders of Questcor Pharmaceuticals, Inc. to be held on May 18, 2006 at 8:30 a.m. local time at the corporate offices of Questcor Pharmaceuticals, Inc., 3260 Whipple Road, Union City, California 94587.

The matters expected to be acted upon at the meeting are described in the following Notice of the 2006 Annual Meeting of Shareholders and Proxy Statement.

It is important that you use this opportunity to take part in the affairs of your Company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. Returning the Proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

We look forward to seeing you at the meeting.

Sincerely,

James L. Fares
President and Chief Executive Officer

3260 Whipple Road
Union City, California 94587

NOTICE OF THE 2006 ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Questcor Pharmaceuticals, Inc.:

NOTICE IS HEREBY GIVEN that the 2006 annual meeting of shareholders (the “Annual Meeting”) of Questcor Pharmaceuticals, Inc., a California corporation (the “Company”), will be held on May 18, 2006 at 8:30 a.m. local time at the Company’s corporate offices at 3260 Whipple Road, Union City, California 94587, to consider and vote upon the following proposals:

1. To elect directors to serve for the ensuing year and until their successors are duly elected and qualified.

2. To approve the adoption of the Company’s 2006 Equity Incentive Award Plan.

3. To approve the amendment to the Company’s 2003 Employee Stock Purchase Plan to increase the number of shares issuable thereunder.

4. To ratify the selection of Odenberg, Ullakko, Muranishi & Co. LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2006.

5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The proposals and other related matters are more fully described in the proxy statement accompanying this notice.

Shareholders of record at the close of business on March 31, 2006, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. As of that date, 54,843,530 shares of the Company’s Common Stock and 2,155,715 shares of the Company’s Series A Preferred Stock were outstanding and entitled to vote. All shareholders are cordially invited to attend the Annual Meeting in person.

By Order of the Board of Directors,

Michael H. Mulroy
Secretary

Union City, California
April 10, 2006

YOUR VOTE IS IMPORTANT. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING YOU SHOULD COMPLETE, DATE AND SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

Any shareholder present at the Annual Meeting may withdraw his or her proxy and vote in person on each matter brought before the Annual Meeting. However, shareholders whose shares are held in the name of a broker or other nominee and who desire to vote their shares at the Annual Meeting should bring with them a proxy or letter from that firm confirming the ownership of those shares.

3260 Whipple Road
Union City, California 94587

PROXY STATEMENT
FOR THE 2006 ANNUAL MEETING OF SHAREHOLDERS

General

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board of Directors”) of Questcor Pharmaceuticals, Inc., a California corporation (“Questcor” or the “Company”), for use at the 2006 annual meeting of shareholders (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of the 2006 Annual Meeting of Shareholders. The Annual Meeting will be held on May 18, 2006 at 8:30 a.m. local time at the Company’s corporate headquarters, 3260 Whipple Road, Union City, California 94587. The Company intends to mail this proxy statement and accompanying proxy card on or about April 17, 2006 to all shareholders entitled to vote at the Annual Meeting.

Solicitation

At the Annual Meeting, the shareholders of Questcor will be asked to (1) vote upon the election of directors to serve for the ensuing year and until their successors are duly elected and qualified, (2) approve the adoption of the Company’s 2006 Equity Incentive Award Plan, (3) approve the amendment to the Company’s 2003 Employee Stock Purchase Plan to increase the number of shares issuable thereunder, (4) ratify the selection of Odenberg, Ullakko, Muranishi & Co. LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2006, and (5) act upon such other matters as may properly come before the Annual Meeting or any postponements or adjournments thereof.

Questcor’s Board of Directors is asking for your proxy for use at the Annual Meeting. All shares of Questcor Common Stock and/or Series A Preferred Stock represented by any properly executed proxy that is not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxy. If no instructions are marked on a properly executed returned proxy, the shares represented thereby will be voted FOR the election of the director nominees listed below, FOR the approval of the adoption of the Company’s 2006 Equity Incentive Award Plan, FOR the approval of the amendment to the Company’s 2003 Employee Stock Purchase Plan and FOR the ratification of the selection of Odenberg, Ullakko, Muranishi & Co. LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2006. Although management does not know of any other matter to be acted upon at the Annual Meeting, shares represented by valid proxies will be voted by the persons named on the proxy card in accordance with their best judgment with respect to any other matters that may properly come before the Annual Meeting. A shareholder giving a proxy may revoke its proxy in the manner described below.

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Company Common Stock, no par value per share (the “Common Stock”), beneficially owned by others to forward to such beneficial owners. The Company will reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

Only holders of record of Common Stock and Series A Preferred Stock at the close of business on March 31, 2006 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on March 31, 2006, the Company had outstanding 54,843,530 shares of Common Stock and 2,155,715 shares of Series A Preferred Stock. Unless cumulative voting has been requested for the election of directors, each holder of record of Common Stock and Series A Preferred Stock on the record date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. For the election of directors, however, cumulative voting is permitted. Each holder of record of Common Stock and Series A Preferred Stock on the record date may cumulate votes (cast more than one vote per share) for a candidate only if the candidate is nominated before the voting and at least one shareholder gives notice at the Annual Meeting, before the voting, that he or she intends to cumulate votes. If cumulative voting applies to the election of directors at the Annual Meeting, each holder of record of Common Stock and Series A Preferred Stock on the record date will have six (6) votes for each share of Common Stock or Series A Preferred Stock owned by them. Each holder of record of Common Stock and Series A Preferred Stock on the record date may cast all of their votes for one candidate or may distribute their votes among different candidates. If not instructed on how to divide votes in the event of cumulative voting, the proxy holders will cast the votes covered by the proxies received by them in such a manner under cumulative voting as they believe will ensure the election of as many of the Company’s nominees as possible.

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Required Vote

Quorum.  The presence of the holders of a majority of the voting power represented by the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

Election of Directors.  A plurality of the votes cast is required for the election of directors. This means that the director nominee with the most votes for a particular slot is elected for that slot. Only votes “for” or “against” affect the outcome. Abstentions are not counted for purposes of the election of directors. If cumulative voting is requested by a shareholder for the election of directors, shareholders will be entitled to as many votes as shall equal the number of votes that he or she would be entitled to cast (but for the cumulative voting provision) multiplied by the number of directors to be elected, and may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them, as he or she may see fit.

Approval of the Adoption of the 2006 Equity Incentive Award Plan.  Approval of the adoption of the 2006 Equity Incentive Award Plan requires the affirmative vote of the holders of a majority of the voting power represented by the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. An abstention from voting on this matter will be treated as “present” for quorum purposes, and will have the same effect as a vote against the proposal. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Approval of the Amendment to the 2003 Employee Stock Purchase Plan.  Approval of the amendment of the 2003 Employee Stock Purchase Plan requires the affirmative vote of the holders of a majority of the voting power represented by the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. An abstention from voting on this matter will be treated as “present” for quorum purposes, and will have the same effect as a vote against the proposal. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Broker Authority to Vote.  Under the rules of the National Association of Securities Dealers, Inc., member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member. Under the rules of the New York Stock Exchange (the “NYSE”), a member broker who holds shares in street name for customers has the authority to vote on certain items if it has transmitted proxy soliciting materials to the beneficial owner but has not received instructions from that owner. The NYSE rules permit member brokers who do not receive instructions to vote on the election of directors. However, under the NYSE rules, your broker may not vote your shares on the proposals relating to the 2006 Equity Incentive Award Plan and the 2003 Employee Stock Purchase Plan absent instructions from you. Without your voting instructions on these items a broker non-vote will occur.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, 3260 Whipple Road, Union City, California 94587, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Shareholder Proposals

Pursuant to Securities and Exchange Commission (“SEC”) Rule 14a-8, proposals that shareholders wish to include in the Company’s proxy statement and form of proxy for the Company’s 2007 annual meeting of shareholders must be received by the Company at its principal executive office at 3260 Whipple Road, Union City, California 94587, no later than December 19, 2006 and must satisfy the conditions established by the SEC for such proposals. Pursuant to SEC Rule 14a-4, if the Company has not received notice by March 5, 2007 of any matter a shareholder intends to propose for a vote at the 2007 annual meeting of shareholders, then a proxy solicited by the Board of Directors may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate item on the proxy card. Additionally, proposals that shareholders wish to present at the Company’s 2007 annual meeting of shareholders (but not included in the Company’s related proxy statement and form of proxy) must be received by the Company at its principal executive office at 3260 Whipple Road, Union City, California 94587, not before January  20, 2007 and no later than February 19, 2007 and must satisfy the conditions for such proposals set forth in the Company’s Amended and Restated Bylaws (the “Bylaws”). Shareholders are advised to review the Company’s Bylaws, which contain requirements with respect to advance notice of shareholder proposals and director nominations.

Security Holder Communications with the Board of Directors

The Company provides an informal process for security holders to send communications to the Board of Directors. Security holders who wish to contact the Board of Directors or any of its members may do so by writing to Questcor Pharmaceuticals, Inc. at 3260 Whipple Road, Union City, California 94587. Correspondence directed to an individual director is referred, unopened, to that member. Correspondence not directed to a particular director is referred, unopened, to the Chairman of the Board, who then bears the responsibility of providing copies of the correspondence to all directors.

PROPOSAL 1

ELECTION OF DIRECTORS

There are six (6) nominees for the Board of Directors positions presently authorized in the Company’s Bylaws. Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is duly elected and qualified, or until such director’s earlier death, resignation or removal.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six (6) nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose. Each person nominated for election has agreed to serve if elected and the Board of Directors has no reason to believe that any nominee will be unable to serve.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote. The nominees receiving the highest number of votes of shares entitled to vote for them, up to the number of directors to be elected, will be elected. Votes withheld will be counted for the purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will have no other effect upon the election of directors under California law. Under California law, if any shareholder present at the Annual Meeting gives such notice, all shareholders may cumulate their votes for the election of directors. The proxy holders will cast the votes covered by the proxies received by them in such a manner under cumulative voting as they believe will ensure the election of as many of the Company’s nominees as possible.

Nominees

The names of the nominees and certain information about them are set forth below:

Name	Age	Principal Occupation/Position Held with the Company

Albert Hansen	51	Managing Director of the investment banking firm Sanders Morris Harris; Chairman of the Board of Directors
Don M. Bailey	60	Non-Executive Chairman of the Board of Comarco, Inc. and Non-Executive Chairman of the Board of STAAR Surgical Company; Director Nominee
Neal C. Bradsher	40	President, Broadwood Capital, Inc.; Director
James L. Fares	43	President and Chief Executive Officer of the Company; Director
Gregg Lapointe	47	Chief Operating Officer of Sigma-Tau Pharmaceuticals, Inc.; Director
Virgil D. Thompson	66	President, Chief Executive Officer and Member of the Board of Directors of Angstrom Pharmaceuticals, Inc.; Director

Mr. Hansen joined the Company’s Board of Directors in May 2004 and has served as Chairman of the Board since October 2004. Mr. Hansen was the Acting President and Chief Executive Officer of the Company from October 2004 until February 2005. Mr. Hansen has been a Managing Director of the investment banking firm Sanders Morris Harris since January 2002, where he manages a number of life sciences-related investments. From October 1999 to 2001, Mr. Hansen was a private consultant and advisor to several startup and smaller venture capital-backed private companies. Mr. Hansen serves as a director of a number of private companies. Mr. Hansen holds an A.B. degree from Princeton University and an M.B.A. in finance from the Wharton School, University of Pennsylvania.

Mr. Bailey is a new nominee for director. Mr. Bailey is currently non-executive Chairman of the Board of Comarco, Inc. and non-executive Chairman of the Board of STAAR Surgical Company. Comarco, Inc. is a provider of wireless test products for the wireless communications industry, a maker of emergency roadside call box systems, and a producer of mobile power chargers for portable electronic devices. STAAR Surgical Company is a leader in the development, manufacture, and marketing of minimally invasive ophthalmic products employing proprietary technologies. Mr. Bailey has been Chairman of the Board of Comarco, Inc. since 1998 and employed by Comarco, Inc. since 1980, where he served as its Chief Executive Officer from 1991 to 2000. Mr. Bailey has been Chairman of the Board of STAAR since April 2005. Mr. Bailey holds a B.S. degree in mechanical engineering from the Drexel Institute of Technology, an M.S. degree in operations research from the University of Southern California, and an M.B.A. from Pepperdine University.

Mr. Bradsher, CFA, joined the Company’s Board of Directors in March 2004. Mr. Bradsher served as Lead Director of the Company from May 2004 to October 2004. Since 2002, Mr. Bradsher has been President of Broadwood Capital, Inc., a private investment firm. Previously, he was a Managing Director at Whitehall Asset Management, Inc. from 1999 to 2002. Mr. Bradsher holds a B.A. degree in economics from Yale College and is a chartered financial analyst.

Mr. Fares joined the Company in February 2005 as President and Chief Executive Officer and a member of the Board of Directors. Prior to joining the Company, Mr. Fares served as President and Chief Executive Officer of FGC Pharma/Novella Neurosciences from November 2003 to January 2005. From 2001 to 2003, he was a founder and Senior Vice President, Commercial Operations of Xcel Pharmaceuticals, Inc. Prior to Xcel, Mr. Fares was Vice President and General Manager at Elan Pharmaceuticals from 1998 to 2001. Mr. Fares holds a B.S. degree in finance from San Jose State University.

Mr. Lapointe joined the Company’s Board of Directors in July 2005. Mr. Lapointe is Chief Operating Officer of Sigma-Tau Pharmaceuticals, Inc. of Gaithersburg, Maryland. Sigma-Tau Pharmaceuticals is the U.S. subsidiary of

Sigma-Tau Finanziaria SpA of Rome, Italy, Questcor’s largest shareholder. Mr. Lapointe joined Sigma-Tau in September 2001 as Vice President, Finance. In August 2002, he became Vice President, Operations, and in November 2003 he was elected Chief Operating Officer. Before joining Sigma-Tau, Mr. Lapointe was Vice President, Operations and Vice President, Controller of AstenJohnson, Inc. (formerly JWI Inc.) of Charleston, South Carolina. Mr. Lapointe is a member of the corporate council of the National Organization for Rare Diseases (NORD), the Child Neurology Foundation and Kidney Care Partners. Mr. Lapointe holds a B.S. degree in commerce from Concordia University (Montreal, Canada), a graduate diploma in accountancy from McGill University (Montreal, Canada), and an M.B.A. from the Fuqua School of Business, Duke University. He is a certified public accountant and a chartered accountant (Canada).

Mr. Thompson joined the Company’s Board of Directors in January 1996. Mr. Thompson is the President, Chief Executive Officer and Director of Angstrom Pharmaceuticals, Inc., since November 2002. From September 2000 until August 2002, Mr. Thompson was President, Chief Executive Officer and a director of Chimeric Therapies, Inc. From May 1999 until September 2000, Mr. Thompson was President, Chief Operating Officer and a director of Bio-Technology General Corporation, a pharmaceutical company (now Savient Pharmaceuticals, Inc.). Mr. Thompson is also a director of Aradigm Corporation and Savient Pharmaceuticals, Inc. Mr. Thompson holds a B.S. degree in pharmacy from Kansas University and a J.D. degree from The George Washington University Law School.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Company Management

Biographical information for the executive officers of the Company who are not directors is set forth below. There are no family relationships between any director or executive officer and any other director or executive officer. Executive officers serve at the discretion of the Board of Directors and until their successors have been duly elected and qualified, unless sooner removed by the Board of Directors. Officers are elected by the Board of Directors annually at its first meeting following the annual meeting of shareholders.

Stephen L. Cartt, 43, Executive Vice President, Commercial Development, joined the Company in March 2005. Mr. Cartt was a private consultant from August 2002 until March 2005. From March 2000 through August 2002, Mr. Cartt was the Senior Director of Strategic Marketing for Elan Pharmaceuticals. Mr. Cartt holds a B.S. degree from the University of California at Davis in biochemistry, and an M.B.A. from Santa Clara University.

Craig C. Chambliss, 40, Vice President, Sales and Marketing, joined the Company in May 2005. Prior to joining the Company, Mr. Chambliss was Vice President of Sales and Marketing at Xcel Pharmaceuticals, Inc. from August 2001 to May 2005. Previously, Mr. Chambliss was the Director of Business Development for Elan Corporation from February 2000 to August 2001. Mr. Chambliss holds a B.S. degree from Southwest Missouri State University in finance and accounting.

David J. Medeiros, 54, Vice President, Pharmaceutical Operations, joined the Company in June 2003 as Vice President, Manufacturing. Prior to joining the Company, Mr. Medeiros served as Senior Director, Manufacturing at Titan Pharmaceuticals, Inc. from November 2000 to June 2003. Mr. Medeiros holds a B.S. degree in chemical engineering from San Jose State University, a Master’s degree in chemical engineering from University of California, Berkeley and an M.B.A. from the University of California at Berkeley.

George M. Stuart, 43, Vice President, Finance and Chief Financial Officer, joined the Company in September 2005. Prior to joining Questcor, from April 2001 to June 2005, Mr. Stuart served as Vice President, Finance, Chief Financial Officer and Treasurer of Xcel Pharmaceuticals, Inc. Mr. Stuart was a co-founder of Xcel, a private start-up company. Prior to Xcel, from May 1999 to April 2001, Mr. Stuart was Director of Corporate Accounting for Ligand Pharmaceuticals, Inc. Mr. Stuart holds a B.S. degree from San Diego State University in accounting and is a certified public accountant.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of Company voting capital stock as of March 31, 2006 by: (i) each shareholder who is known by the Company to own beneficially more than 5% of the Company’s voting capital stock; (ii) each named executive officer of the Company; (iii) each director of the Company; and (iv) all directors and executive officers of the Company as a group.

	Shares Beneficially Owned(1)
Name of Beneficial Owner	Number		Percentage

Sigma-Tau Finanziaria SpA and its affiliates(2)	13,565,553		23.80%
19-21 Bd. Du Prince Henri L-1724 Luxembourg
James L. Fares(3)	968,549		1.69%
Stephen L. Cartt(4)	250,400		*
Craig C. Chambliss(5)	140,000		*
David J. Medeiros(6)	896,235		1.57%
George M. Stuart(7)	163,000		*
Reinhard Koenig	—		*
Neal C. Bradsher(8)	2,795,651		4.90%
Albert Hansen(9)	2,582,721	(10)(11)	4.45%
Gregg Lapointe	21,979	(12)	*
Jon S. Saxe(13)	226,866		*
Virgil D. Thompson(14)	222,481		*
All executive officers & directors as a group (10 persons)(15)	8,267,882		13.87%

*	Less than 1%.

(1)	Calculated in accordance with Rule 13d-3 promulgated under the Exchange Act and based on an aggregate of 56,999,245 votes of the Company’s capital stock outstanding as of March 31, 2006, which consists of 54,843,530 shares of Common Stock and 2,155,715 shares of Series A Preferred Stock.

(2)	Beneficial ownership includes shares of Common Stock beneficially owned by Sigma-Tau Finanziaria SpA, Sigma-Tau International, Defiante Farmaceutica Lda, Paolo Cavazza and Claudio Cavazza (together, “Sigma-Tau”), as reported by Sigma-Tau on Amendments No. 7 and 9 to Schedule 13D filed on April 20, 2005. Mr. Lapointe is Chief Operating Officer of Sigma-Tau Pharmaceuticals, Inc., a subsidiary of Sigma-Tau Finanziaria SpA, and disclaims beneficial ownership of all shares of Common Stock beneficially owned by Sigma-Tau.

(3)	Includes 50,000 shares held by various family members that Mr. Fares may be deemed to beneficially own, and options to purchase 468,749 shares of Common Stock exercisable within 60 days of March 31, 2006.

(4)	Includes options to purchase 175,000 shares of Common Stock exercisable within 60 days of March 31, 2006.

(5)	Includes options to purchase 100,000 shares of Common Stock exercisable within 60 days of March 31, 2006.

(6)	Includes options to purchase 202,812 shares of Common Stock exercisable within 60 days of March 31, 2006.

(7)	Includes options to purchase 38,000 shares of Common Stock exercisable within 60 days of March 31 2006.

(8)	Includes 2,718,360 shares of Common Stock held by Broadwood Partners, L.P., and options to purchase 77,291 shares of Common Stock held by Mr. Bradsher, which are exercisable within 60 days of March 31, 2006. Broadwood Partners, L.P. is a private investment partnership managed by Broadwood Capital, Inc. As President of Broadwood Capital, Inc., Mr. Bradsher may be deemed to have dispositive power over the shares owned by Broadwood Partners, L.P.

(9)	Beneficial ownership includes shares of Common Stock beneficially owned by Corporate Opportunities Fund, L.P., Corporate Opportunities Fund (Institutional), L.P., SMM Corporate Management, LLC, Sanders Morris Harris Inc., James C. Gale and Albert Hansen (together, “Corporate Opportunities”).

(10)	Includes (and ownership percentage based on) 1,505,872 shares of Common Stock held by Corporate Opportunities, which Mr. Hansen, pursuant to the Amended Form 4 filed on February 23, 2006, has expressly disclaimed all beneficial ownership to. Also includes 1,019,974 shares of Common Stock issuable upon exercise of warrants as reported by Corporate Opportunities on its Amendment No. 3 to Schedule 13D filed on May 21, 2004.

(11)	Also includes options to purchase 56,875 shares of Common Stock held by Mr. Hansen exercisable within 60 days of March 31, 2006.

(12)	Includes options to purchase 21,979 shares of Common Stock held by Mr. Lapointe exercisable within 60 days of March 31, 2006.

(13)	Includes options to purchase 222,288 shares of Common Stock exercisable within 60 days of March 31, 2006.

(14)	Includes options to purchase 218,416 shares of Common Stock exercisable within 60 days of March 31, 2006.

(15)	See footnotes (2) — (14). Does not include Dr. Koenig, as he is no longer an executive officer of the Company.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge and based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 2005, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except for the following: Messrs. Fares, Cartt, Thompson, Hansen, Chambliss, Dr. Reinhard Koenig (former executive officer) and Ms. Barbara McKee (former executive officer) each filed one late report covering one transaction.

GOVERNANCE OF THE COMPANY

Corporate Governance Principles

Pursuant to the California Corporations Code and the Company’s bylaws, Questcor’s business, property and affairs are managed under the direction of the Board of Directors. Thus, the Board of Directors is the ultimate decision-making body of the Company except with respect to those matters reserved to the shareholders.

The Board of Directors selects the senior management team, which is charged with the conduct of the Company’s business. Members of the Board of Directors are kept informed of the Company’s business through discussions with the Chief Executive Officer and other senior officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees. Having selected the senior management team, the Board of Directors acts as an advisor and counselor to senior management and monitors their performance.

Director Independence

A majority of the directors will be independent directors (as defined in the AMEX listed company rules). Additionally, directors are expected to act in the best interests of all shareholders; develop and maintain a sound understanding of the Company’s business and the industry in which it operates; prepare for and attend Board and Board committee meetings; and provide active, objective and constructive participation at those meetings.

Board of Directors and Committee Meetings

The Board of Directors held twelve meetings during the year ended December 31, 2005. The Board of Directors has an Audit Committee, which held twelve meetings during the year ended December 31, 2005, a Nominating and Corporate Governance Committee, which held three meetings during the year ended December 31, 2005, and a Compensation Committee, which held four meetings during the year ended December 31, 2005. Each of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors, and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

The Company has not adopted a formal policy on members of the Board of Directors attendance at its annual meeting of shareholders, although all members of the Board of Directors are invited to attend. All six members of the then Board of Directors attended the Company’s 2005 annual meeting of shareholders.

Committees of the Board of Directors

Audit Committee

The Company has a separately designated standing Audit Committee of the Board of Directors established in accordance with the requirements of Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Audit Committee”). The Audit Committee is responsible for overseeing the financial controls of the Company, including the selection of the Company’s independent registered public accounting firm, the scope of the audit procedures, the nature of the services to be performed by and the fees to be paid to the Company’s independent registered public accounting firm, and any changes to the accounting standards of the Company. The Audit Committee is currently composed of three non-employee directors: Mr. Saxe, who serves as Chairman, Mr. Bradsher and Mr. Thompson. Mr. Saxe has elected not to stand for re-election at the Annual Meeting. The Nominating and Corporate Governance Committee of the Board of Directors has recommended that the Audit Committee be composed of Mr. Bailey, Mr. Bradsher and Mr. Thompson following the Annual Meeting should each be elected to the Board of Directors by the Company’s shareholders. Each member of the Audit Committee, as well as Mr. Bailey, is “independent” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934 and satisfies the independence standards of Section 121A of the Rules of the American Stock Exchange (“AMEX”).

The Audit Committee as currently comprised satisfies AMEX’s independence and audit committee financial sophistication requirements. The Company does not have an “audit committee financial expert” as defined by the SEC currently serving on the Audit Committee, but the Company believes that the background and financial sophistication of the current members of its Audit Committee are sufficient to fulfill the duties of the Audit Committee.

The Board of Directors will continue to assess the qualifications of the members of its Audit Committee in light of the Company’s financial complexity, position and requirements in order to serve the best interests of the Company and its shareholders.

On February 27, 2006 the Board of Directors amended and restated the Company’s Audit Committee Charter. A copy of the amended and restated charter for the Audit Committee is attached hereto as Exhibit A.

Nominating and Corporate Governance Committee

The Company has a separately designated standing Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating and Corporate Governance Committee”). The Nominating and Corporate Governance Committee is responsible for (i) the identification of qualified candidates to become members of the Board of Directors, (ii) the selection of candidates for recommendation to the Board of Directors as nominees for election as directors at the next annual meeting of shareholders, (iii) the selection of candidates to fill any vacancies on the Board of Directors, (iv) the staffing of Board committees and the selection of the chairpersons of such committees; and (iv) the analysis and recommendation to the Board of Directors on corporate governance matters applicable to the Company. The Nominating and Corporate Governance Committee is composed of three non-employee directors: Mr. Bradsher, who serves as Chairman, Mr. Hansen and Mr. Thompson. The Nominating and Corporate Governance Committee of the Board of Directors has recommended that the Nominating and Corporate Governance Committee be composed of Mr. Bradsher, Mr. Hansen and Mr. Thompson following the Annual Meeting should each be elected to the Board of Directors by the Company’s shareholders. Each member of the Nominating and Corporate Governance Committee satisfies the independence standards of Section 121A of the Rules of the AMEX. The charter for the Nominating and Corporate Governance Committee was amended and restated by the Board of Directors on February 27, 2006. A copy of the amended and restated charter of the Nominating and Corporate Governance Committee is attached hereto as Exhibit B.

The Nominating and Corporate Governance Committee is responsible for selecting those individuals to recommend to the entire Board of Directors for election to the Board. The Nominating and Corporate Governance Committee will consider candidates for directors proposed by security holders. The Nominating and Corporate Governance Committee has no formal procedures for submitting candidates and, until otherwise determined, accepts and will consider written submissions that include the name, address and telephone number of the proposed nominee, along with a brief statement of the candidate’s qualifications to serve as a director. If the proposed nominee is not the security holder submitting the name of the candidate, a letter from the candidate agreeing to the submission of his or her name for consideration should be provided at the time of submission.

The Nominating and Corporate Governance Committee identifies director nominees through a combination of referrals, including by management, existing members of the Board of Directors and security holders, and direct solicitations, where warranted. Once a candidate has been identified, the Nominating and Corporate Governance Committee reviews the individual’s experience and background, and may discuss the proposed nominee with the source of the recommendation. If the Nominating and Corporate Governance Committee believes it to be appropriate, committee members may meet with the proposed nominee before making a final determination whether to recommend the individual as a nominee to the entire Board of Directors to stand for election to the Board.

Among the factors that the committee considers when evaluating proposed nominees are their understanding of, and commitment to, the interests of shareholders; their independence; their experience and involvement in the successful creation of shareholder value; their experience in the biopharmaceutical industry; and their knowledge of and experience in business matters, finance, capital markets and mergers and acquisitions. The Nominating and Corporate Governance Committee may request references and additional information from the candidate prior to reaching a conclusion. The Nominating and Corporate Governance Committee is under no obligation to formally respond to recommendations, although as a matter of practice, every effort is made to do so.

The Nominating and Corporate Governance Committee received no security holder recommendations for nomination to the Board of Directors prior to the 120(th) calendar day before the date the Company’s proxy statement was released to shareholders in connection with the Company’s 2005 annual meeting of shareholders.

Compensation Committee

The Company has a separately designated standing Compensation Committee of the Board of Directors (the “Compensation Committee”). The Compensation Committee is responsible for (i) recommending the type and level of compensation for officers of the Company, and (ii) administering the Company’s equity incentive plans. The Compensation Committee is currently composed of three non-employee directors: Mr. Thompson, who serves as Chairman, Mr. Lapointe and Mr. Saxe. Mr. Saxe has elected not to stand for re-election at the Annual Meeting. The Nominating and Corporate Governance Committee of the Board of Directors has recommended that the Compensation Committee be composed of Mr. Hansen, Mr. Lapointe and Mr. Thompson following the Annual Meeting should each be elected to the Board of Directors by the Company’s shareholders. Each member of the Compensation Committee, as well as Mr. Hansen, satisfies the independence standards of Section 121A of the Rules of the AMEX.

CODE OF BUSINESS CONDUCT AND ETHICS

In 2003, the Company established a Code of Business Conduct and Ethics to help its officers, directors and employees comply with the law and maintain the highest standards of ethical conduct. The Code of Business Conduct and Ethics contains general guidelines for conducting the business of the Company consistent with the highest standards of business ethics, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. All of the Company’s officers, directors and employees must carry out their duties in accordance with the policies set forth in the Code of Business Conduct and Ethics and with applicable laws and regulations. A copy of the Code of Business Conduct and Ethics can be accessed on the internet via the Company’s website at www.questcor.com. The Company intends to post any amendments to, and waivers from, the Code of Business Conduct and Ethics to the Company’s website at www.questcor.com within five days following the date of such amendment or waiver.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors

The Company compensates its non-employee directors for their service on the Board of Directors with an initial grant of an option to purchase 25,000 shares of Common Stock. Such option grant has an exercise price equal to 100% of the fair market value of the Common Stock on the date of the grant and vests in 48 equal monthly installments commencing on the date of the grant, provided the non-employee director serves continuously on the Board of Directors during such time. The term of the option is ten years. Such stock option grant is made under the 2004 Non-Employee Directors’ Equity Incentive Plan (the “Directors’ Plan”).

Each outside director received $2,500 for each Board of Directors’ meeting and $1,000 for each telephonic Board of Directors’ meeting attended during the year ended December 31, 2005. Members of committees of the Board of Directors received $1,000 for each committee meeting attended, with committee chairmen receiving $1,250 per meeting attended. Additionally, for service as a director in 2005 each outside director was granted an option under the Directors’ Plan to purchase 15,000 shares of Common Stock. Such option grants had an exercise price equal to 100% of the fair market value of the Common Stock on the date of the grant and vest in 48 equal monthly installments commencing on the date of the grant, provided the non-employee director serves continuously on the Board of Directors during such time. For service on a committee of the Board of Directors in 2005, non-employee members of committees were granted an option under the Directors’ Plan to purchase 10,000 shares of Common Stock and chairmen of committees were granted an additional option under the Directors’ Plan to purchase 7,500 shares of Common Stock. Such option grants had an exercise price equal to 100% of the fair market value of the Common Stock on the date of the grant and became fully vested at the date of the grant.

The Company also reimburses its directors who are not employees for their reasonable expenses incurred in attending meetings. Directors who are officers of the Company receive no additional compensation for Board service.

Compensation of Executive Officers

The following table shows, for the years ended December 31, 2005, 2004 and 2003, compensation awarded or paid to, or earned by, the Company’s former Acting President and Chief Executive Officer (Mr. Hansen), the current President and Chief Executive Officer (Mr. Fares) and named executive officers (the “Named Executive Officers”).

Summary Compensation Table

		Annual			Long-Term
		Compensation(1)			Compensation Awards
				Other Annual	Restricted	Securities		All Other
				Compensation	Stock	Underlying		Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	($)(2)	Awards ($)	Options (#)		($)

James L. Fares(3)	2005	$258,077	$75,000	$49,436	$—	1,500,000		$—
President and Chief Executive Officer
Albert Hansen(4)	2005	$—	$—	$—	$—	55,000	(5)	$—
Former Acting President and Chief Executive Officer	2004	$—	$—	$—	$—	35,000		$—
Stephen L. Cartt(6)	2005	$196,785	$50,000	$—	$—	600,000		$—
Executive Vice President,
Commercial Development
Craig C. Chambliss(7)	2005	$150,000	$35,000	$26,581	$—	400,000		$—
Vice President, Sales and Marketing
Reinhard Koenig(8)	2005	$161,981	$—	$—	$—	125,000		$44,792 (9)
Former Vice President,	2004	$156,006	$15,444	$—	$—	302,000		$—
Medical Affairs
David J. Medeiros(10)	2005	$208,845	$56,500	$—	$—	100,000		$—
Vice President,	2004	$198,900	$19,691	$—	$—	55,000		$—
Pharmaceutical Operations	2003	$104,875	$15,574	$—	$—	250,000		$—
George M. Stuart(11)	2005	$59,712	$15,000	$15,222	$—	438,000	(12)	$—
Vice President, Finance and
Chief Financial Officer

(1)	In accordance with the Commission rules, other annual compensation in the form of perquisites and other personal benefits has been omitted where the aggregate amount of such perquisites and other personal benefits constitutes less than the lesser of $50,000 or 10% of the total annual salary and bonus for the Named Executive Officer for the year.

(2)	Amounts reported include reimbursement of commuting and medical expenses, reimbursement of taxes related to commuting expenses, payments associated with automobile leases and amounts related to group term life insurance.

(3)	Mr. Fares was appointed President and Chief Executive Officer of the Company on February 18, 2005.

(4)	Mr. Hansen was named Acting President and Chief Executive Officer on November 1, 2004. Mr. Hansen resigned from his position as an executive officer of the Company on February 18, 2005, upon the appointment of Mr. Fares as the Company’s President and Chief Executive Officer. Mr. Hansen continues to serve as Chairman of the Board of Directors.

(5)	Options were granted to Mr. Hansen in 2005 and 2004 as compensation for serving on the Board of Directors.

(6)	Mr. Cartt joined the Company on March 8, 2005 as Executive Vice President, Commercial Development.

(7)	Mr. Chambliss joined the Company on May 1, 2005 as Vice President, Sales and Marketing.

(8)	As of October 5, 2005, Dr. Koenig was no longer an employee of the Company.

(9)	The Company recorded a liability for severance in the amount of $53,750 at the time of Dr. Koenig’s resignation. Dr. Koenig received $44,792 in severance payments in 2005 and $8,958 in 2006.

(10)	Mr. Medeiros joined the Company on June 9, 2003, and was appointed an executive officer on May 3, 2005.

(11)	Mr. Stuart joined the Company on September 27, 2005 as Vice President, Finance and Chief Financial Officer. Prior to Mr. Stuart’s employment with the Company as Vice President, Finance and Chief Financial Officer, Mr. Stuart received $38,000 in consulting fees and 38,000 stock options for consulting services provided to the Company.

(12)	Options reported include the 38,000 options granted to Mr. Stuart for consulting services provided to the Company prior to his employment with the Company as Vice President, Finance and Chief Financial Officer.

Option Grants in Last Calendar Year

The following table contains information concerning the grant of stock options to the former Acting President and Chief Executive Officer (Mr. Hansen), the current President and Chief Executive Officer (Mr. Fares) and Named Executive Officers during the year ended December 31, 2005.

					Potential Realizable
	Individual Grants				Value at Assumed Annual
		Percentage of	Exercise		Rates of Stock Price
	Securities	Total Options	or Base		Appreciation For
	Underlying	Granted to	Price	Expiration	Option Term(2)
Name	Options (#)	Employees(1)	($/Sh)	Date	5% ($)	10% ($)

James L. Fares	1,500,000	38.9%	$0.44	2/17/15	$414,927	$1,051,423
Albert Hansen(3)	10,000	0.3%	$0.53	12/31/14	$3,332	$8,443
	15,000	0.4%	$0.53	12/31/14	$4,998	$12,665
	30,000	0.8%	$0.68	4/17/10	$5,633	$12,446
Stephen L. Cartt	600,000	15.5%	$0.46	3/07/15	$173,515	$439,686
Craig C. Chambliss	400,000	10.4%	$0.54	4/30/15	$135,794	$344,102
Reinhard Koenig(4)	125,000	3.2%	$0.51	—	$—	$—
David J. Medeiros	100,000	2.6%	$0.51	3/28/15	$32,063	$81,246
George M. Stuart(5)	38,000	1.0%	$0.61	8/10/09	$4,992	$10,749
	400,000	10.4%	$0.50	9/26/15	$125,735	$318,613

(1)	Based on options to purchase 3,859,500 shares of Common Stock granted to employees during the year ended December 31, 2005.

(2)	The potential realizable value is calculated based on the term of the option at the time of grant. Stock price appreciation of five percent and ten percent is assumed pursuant to rules promulgated by the SEC and does not represent the Company’s prediction of the stock price performance. The potential realizable value is calculated by assuming that the fair value of the Common Stock at the date of the grant, as determined by the Board of Directors, appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price.

(3)	Options were granted to Mr. Hansen as compensation for serving on the Board of Directors in 2005.

(4)	As of October 5, 2005, Dr. Koenig was no longer an employee of the Company, and all unvested options were cancelled at such date. All vested and in the money options were exercised by Dr. Koenig in November 2005, and all shares of Common Stock received by him upon exercise of such options were sold by him on the same day.

(5)	Includes 38,000 options granted to Mr. Stuart as compensation for consulting services provided prior to his employment with the Company as Vice President, Finance and Chief Financial Officer.

Aggregated Option Exercises in 2005
and Year-End 2005 Option Values

There were no option exercises by the former Acting President and Chief Executive Officer (Mr. Hansen), and current President and Chief Executive Officer (Mr. Fares) during the year ended December 31, 2005. The following table presents certain information with respect to option exercises by certain of the Named Executive Officers, and the value at December 31, 2005 of options held by Mr. Hansen, Mr. Fares and each of the Named Executive Officers. The value actually realized upon future option exercises by Mr. Hansen, Mr. Fares and the Named Executive Officers will depend on the value of the Common Stock at the time of exercise.

	Shares		Number of Securities		Value of Unexercised
	Acquired	Value	Underlying Options (#)(1)		In-The-Money Options ($)(2)
Name	On Exercise	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

James L. Fares	—	$—	—	1,500,000	$—	$900,000
Albert Hansen(3)	—	$—	33,332	56,668	$10,832	$19,718
Stephen L. Cartt	—	$—	—	600,000	$—	$348,000
Craig C. Chambliss	—	$—	—	400,000	$—	$200,000
Reinhard Koenig	111,958	$28,701	—	—	$—	$—
David J. Medeiros	29,686	$3,036	141,876	233,438	$6,105	$78,250
George M. Stuart(4)	—	$—	38,000	400,000	$16,340	$216,000

(1)	Includes both in-the-money and out-of-the-money options. “In-the-money” options are options with exercise prices below the market price of the Common Stock.

(2)	Based on the fair market value of the underlying shares on December 31, 2005 ($1.04 per common share, based upon the closing price on the AMEX) less the respective exercise or base price. Excludes out-of-the money options.

(3)	Options were granted to Mr. Hansen as compensation for serving on the Board of Directors in 2005.

(4)	Includes 38,000 exercisable options granted to Mr. Stuart as compensation for consulting services provided prior to his employment with the Company as Vice President, Finance and Chief Financial Officer.

Employment Agreements

In February 2005, the Company entered into a letter agreement with Mr. Fares to serve as the Company’s President and Chief Executive Officer and a member of its Board of Directors. The agreement provides for an initial annual base salary of $300,000, subject to annual review by the Compensation Committee of the Board of Directors. Pursuant to the terms of the agreement, Mr. Fares earned a bonus of $75,000 related to the year ended December 31, 2005. The agreement also provides Mr. Fares with the opportunity to receive an annual bonus related to the year ending December 31, 2006 of $100,000, based on achievement of goals to be established and determined by the Compensation Committee of the Board of Directors. Under his agreement, in February 2005, Mr. Fares was granted an option to purchase 1,500,000 shares of Common Stock of the Company at an exercise price of $0.44 per share. The options vest monthly over 48 months from the date of grant and contain a one year cliff, whereby no options vest until the first anniversary of the date of grant. The options expire ten years following the date of grant. The agreement also provides that, in the event (i) Mr. Fares’ employment is terminated by the Company other than (x) for cause (as defined in the agreement) or (y) as a result of Mr. Fares’ disability, or (ii) Mr. Fares resigns his employment upon 30 days’ prior written notice to the Company for good reason (as defined in the agreement), during his first three years of employment, he will be entitled to receive severance compensation totaling six months of base salary, or following his first three years of employment, he will be entitled to receive severance compensation totaling twelve months of base salary.

In March 2005, the Company entered into a letter agreement with Mr. Cartt to serve as the Company’s Executive Vice President, Commercial Development. The agreement provides for an initial annual base salary of $240,000, subject to annual review by the Compensation Committee of the Board of Directors. The agreement also provides Mr. Cartt with the opportunity to receive an annual bonus (subject to adjustment by the Compensation Committee), based on achievement of goals to be established and determined by the Compensation Committee of the Board of Directors. Pursuant to the terms of the agreement, Mr. Cartt earned a bonus of $50,000 related to the year ended December 31, 2005. Under his agreement, in March 2005, Mr. Cartt was granted an option to purchase 600,000 shares of Common Stock of the Company at an exercise price of $0.46 per share. The options vest monthly over 48 months from the date of grant and contain a one year cliff, whereby no options vest until the first anniversary of the date of grant. The options expire ten years following the date of grant. The agreement also provides that, in the event (i) Mr. Cartt’s employment is terminated by the Company other than (x) for cause (as defined in the agreement) or (y) as a result of Mr. Cartt’s disability, or (ii) Mr. Cartt resigns his employment upon 30 days’ prior written notice to the Company for good reason (as defined in the agreement), during his first three years of employment, he will be entitled to receive severance compensation totaling six months of base salary, or following his first three years of employment, he will be entitled to receive severance compensation totaling twelve months of base salary.

In April 2005, the Company entered into a letter agreement with Mr. Chambliss to serve as the Company’s Vice President, Sales and Marketing beginning in May 2005. The agreement provides for an initial annual base salary of $225,000, subject to annual review by the Compensation Committee of the Board of Directors. The agreement also provides Mr. Chambliss with the opportunity to receive an annual bonus (subject to adjustment by the Compensation Committee), based on achievement of goals to be established and determined by the Compensation Committee of the Board of Directors. Pursuant to the terms of the agreement, Mr. Chambliss earned a bonus of $35,000 related to the year ended December 31, 2005. Under his agreement, in May 2005, Mr. Chambliss was granted an option to purchase 400,000 shares of Common Stock of the Company at an exercise price of $0.54 per share. The options vest monthly over 48 months from the date of grant and contain a one year cliff, whereby no options vest until the first anniversary of the date of grant. The options expire ten years following the date of grant. The agreement also provides that, in the event (i) Mr. Chambliss’ employment is terminated by the Company other than (x) for cause (as defined in the agreement) or (y) as a result of Mr. Chambliss’ disability, or (ii) Mr. Chambliss resigns his employment upon 30 days’ prior written notice to the Company for good reason (as defined in the agreement), during his first three years of employment, he will be entitled to receive severance compensation totaling six months of base salary, or following his first three years of employment, he will be entitled to receive severance compensation totaling twelve months of base salary.

In September 2005, the Company entered into a letter agreement with Mr. Stuart to serve as the Company’s Vice President, Finance and Chief Financial Officer. The agreement provides for an initial annual base salary of $225,000, subject to annual review by the Compensation Committee of the Board of Directors. The agreement also provides Mr. Stuart with the opportunity to receive an annual bonus (subject to adjustment by the Compensation Committee), based on achievement of goals to be established and determined by the Compensation Committee of the Board of Directors. Pursuant to the terms of the agreement, Mr. Stuart earned a bonus of $15,000 related to the year ended December 31, 2005. Under his agreement, in March 2005, Mr. Stuart was granted an option to purchase 400,000 shares of Common Stock of the Company at an exercise price of $0.50 per share. The options vest monthly over 48 months from the date of grant and contain a one year cliff, whereby no options vest until the first anniversary of the date of grant. The options expire ten years following the date of grant. The agreement also provides that, in the event (i) Mr. Stuart’s employment is terminated by the Company other than (x) for cause (as defined in the agreement) or (y) as a result of Mr. Stuart’s disability, or (ii) Mr. Stuart resigns his employment upon 30 days’ prior written notice to the Company for good reason (as defined in the agreement), during his first three years of employment, he will be entitled to receive severance compensation totaling six months of base salary, or following his first three years of employment, he will be entitled to receive severance compensation totaling twelve months of base salary.

Messrs. Fares, Cartt, Chambliss and Stuart are each party to agreements that would provide certain benefits upon a change in control of the Company. Messrs. Fares’, Cartt’s, Chambliss’ and Stuart’s agreements provide that in the event a change in control occurs and the employee’s employment with the Company is terminated involuntarily other than for cause, fifty percent of such employee’s stock options under any plan of the Company that are then unvested and outstanding shall become vested and exercisable immediately prior to a change in control of the Company.

In July 2003, the Company entered into a severance agreement with Mr. Medeiros. The severance agreement provides that should Mr. Medeiros be terminated without cause (as defined in the agreement) or upon a change in control, the Company shall pay him his then current salary for a period of four months.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee for the year ended December 31, 2005 were Messrs. Lapointe, Saxe and Thompson. No executive officer of the Company has served on the Board of Directors or Compensation Committee of any other entity that has or has had one or more executive officers who served as a member of the Board of Directors or the Compensation Committee during the year ended December 31, 2005.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

This report describes the philosophy that underlies the components of the Company’s executive compensation programs. It also describes the details of the key elements of such programs, as well as the rationale for compensation paid to the Company’s Chief Executive Officer and its officers in general.

Compensation Philosophy and Objectives

The Compensation Committee believes that all officers should be compensated based on their contribution to the Company and to building sustainable long-term value for the Company’s shareholders. In determining specific compensation programs, the Compensation Committee considers individual and group performance, including successful achievement of business, management and research objectives, and maintenance of strong relationships with the Company’s collaborators. The Compensation Committee strives to design compensation programs that will tie individual rewards to the Company’s success and align interests between officers and shareholders of the Company. The Compensation Committee also strives to design compensation programs that help retain its officers and encourage personal and professional development and growth.

Compensation of Officers Generally

Officer compensation programs typically consist of four components: base salaries, bonuses, equity incentives and other compensation. Base salaries are established on the basis of the officer’s experience, salary history and contribution to the Company. Bonuses are established on the basis of individual achievement of established objectives and overall corporate performance. Equity incentives typically consist of stock option grants under the Company’s equity incentive plans. Stock options are granted as inducements to employment with the Company, to aid in retention and to align the interest of such officers with those of the Company’s shareholders. Other compensatory components typically consist of relocation expenses, insurance premiums and similar payments. All components are evaluated annually to ensure that such components are appropriate and consistent with the strategic business objectives of the Company, corporate culture, and with enhancing shareholder value.

Base Salary

Base salaries for the Company’s officers are established at competitive levels according to the salaries attributable to comparable positions at comparable companies within the healthcare, pharmaceutical and biotechnology industries. The Compensation Committee reviews the base salary of each officer annually. The Compensation Committee considers each officer’s level of responsibility, experience and overall contribution to the Company. The Compensation Committee also considers equity and fairness in setting the base salary of its officers. In making salary recommendations, the Compensation Committee exercises discretion based on the foregoing criteria. The Compensation Committee does not apply a specific formula to determine the weight of each factor considered.

Bonuses

Bonuses for the Company’s officers are recommended to the Board of Directors by the Compensation Committee and are based on the attainment of specific business and management objectives, overall corporate performance and other factors deemed relevant by the Compensation Committee. Bonuses for the Company’s officers are then determined by the Board of Directors in its sole discretion.

Stock Options and Other Equity Incentives

The Compensation Committee currently grants option and other equity incentive awards to the officers and directors of the Company pursuant to the terms of the 1992 Plan or the Directors’ Plan (collectively, the “Plans”). The Compensation Committee may also award non-statutory stock option grants that are not subject to either of the Plans. If approved by the Company’s shareholders, the 2006 Equity Incentive Award Plan would replace the 1992 Plan. Pursuant to the terms of the 2006 Equity Incentive Award Plan, the Compensation Committee would have the discretion to award incentive stock options, non-qualified stock options, restricted stock grants, stock payment awards, stock appreciation rights, restricted stock units and dividend equivalents.

Stock option and other equity incentive grants motivate the executive officers to manage the business to improve long-term Company performance and align the interests of the executive officers with shareholder value. Customarily, option grants are made with exercise prices equal to the fair market value of the shares on the grant date and will be of no value unless the market price of the Company’s Common Stock appreciates, thereby aligning a substantial part of the executive officer’s compensation package with the return realized by the shareholders. Options generally vest in equal installments over a period of time, contingent upon the executive officer’s continued employment with the Company. Accordingly, an option will provide a return to the executive officer only if the executive officer remains employed by the Company and the market price of the underlying shares appreciates over the option term. The size of an option grant is designed to create a meaningful opportunity for stock ownership and is based upon the individual’s current position with the Company, internal comparability with option grants made to other Company executives and the individual’s potential for future responsibility and promotion over the option term. The Committee has established an award program which takes into account the level of responsibility in the organization and total compensation compared to comparable companies in making option grants to the executive officers, in an attempt to target a fixed number of unvested option shares based upon the individual’s position with the Company and the executive officer’s existing holdings of unvested options. As such, the award of stock options requires judgment as to the amount of the option. However, the Compensation Committee does not adhere strictly to these guidelines and will occasionally vary the size of the option grant, if any, made to each executive officer as circumstances warrant.

Policy on Deductibility of Compensation

Section 162(m) of the Tax Code provides in general that companies may not deduct in any taxable year compensation in excess of $1,000,000 paid to any Named Executive Officer, except to the extent such excess constitutes performance-based compensation. In order for incentive based stock option grants to qualify as performance-based compensation under Section 162(m), such options must be granted by a compensation committee comprised solely of “outside directors,” and either: (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the shareholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the Compensation Committee) of an objective performance goal established in writing by the Compensation Committee while the outcome is substantially uncertain, and the option is approved by the shareholders. The Company currently does not intend to qualify its incentive compensation Plans under Section 162(m).

Chief Executive Officer Compensation

In February 2005, the Company entered into a letter agreement with Mr. Fares to serve as the Company’s President and Chief Executive Officer and a member of its Board of Directors. The agreement provides for an annual base salary of $300,000, subject to annual review by the Compensation Committee of the Board of Directors. Pursuant to the terms of the agreement Mr. Fares earned a bonus of $75,000 related to the year ended December 31, 2005. The agreement also provides Mr. Fares with the opportunity to receive an annual bonus related to the year ending December 31, 2006 of $100,000, based on achievement of goals to be established and determined by the Compensation Committee of the Board of Directors. Under his agreement, in February 2005, Mr. Fares was granted an option to purchase 1,500,000 shares of Common Stock of the Company at an exercise price of $0.44 per share. The options vest monthly over 48 months from the date of grant and contain a one year cliff, whereby no options vest until the first anniversary of the date of grant. The options expire ten years following the date of grant. The agreement also provides that, in the event (i) Mr. Fares’ employment is terminated by the Company other than (x) for cause (as defined in the agreement) or (y) as a result of Mr. Fares’ disability, or (ii) Mr. Fares resigns his employment upon 30 days’ prior written notice to the Company for good reason (as defined in the agreement), during his first three years of employment, he will be entitled to receive severance compensation totaling six months of base salary, or following his first three years of employment, he will be entitled to receive severance compensation totaling twelve months of base salary.

Submitted on April 10, 2006, by the members of the Compensation Committee of the Board of Directors.

THE COMPENSATION COMMITTEE

Virgil D. Thompson, Chairman
Gregg Lapointe
Jon S. Saxe

STOCK PERFORMANCE GRAPH

The following graph shows the total shareholder return, as of December 31, 2005, on an investment of $100 in cash in (i) Questcor Common Stock, (ii) the Amex Market Value Index, and (iii) the NASDAQ Pharmaceuticals Index.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG QUESTCOR PHARMACEUTICALS, INC.,
THE AMEX MARKET VALUE (U.S. & FOREIGN) INDEX
AND THE NASDAQ PHARMACEUTICAL INDEX

	Cumulative Total Return*
	12/00	12/01	12/02	12/03	12/04	12/05
QUESTCOR PHARMACEUTICALS, INC.	100.00	334.40	156.80	118.40	84.80	166.42
AMEX MARKET VALUE (U.S. & FOREIGN) INDEX	100.00	119.14	132.57	176.02	214.97	319.96
NASDAQ PHARMACEUTICAL INDEX	100.00	85.35	53.53	77.72	84.27	92.80

*	$100 invested on 12/31/00 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

(1)	This Section is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Sigma-Tau

Sigma-Tau Finanziaria SpA (“Sigma-Tau”) beneficially owned approximately 25% of the Company’s outstanding Common Stock as of March 31, 2006. In March 2002, the Company issued to Defiante Farmaceutica Lda (“Defiante”), an affiliate of Sigma-Tau, $2.0 million of 8% convertible debentures and a warrant to purchase 759,493 shares of Common Stock. The warrants were surrendered in 2004 in connection with Defiante’s purchase of 759,493 shares of Common Stock for aggregate cash consideration of $489,000. The Company paid interest on the debentures at a rate of 8% per annum on a quarterly basis. The debentures were convertible into 1,265,822 shares of Common Stock at a fixed conversion price of $1.58 per share, which was calculated based on 105% of the five day average closing sale price of the Common Stock immediately prior to the closing date. On March 8, 2005, the Company and Defiante entered into an amendment to the convertible debenture dated March 15, 2002 issued by the Company in favor of Defiante, extending the maturity date to April 15, 2005. On April 15, 2005 the outstanding debentures and all accrued interest thereon were paid in full.

In July 2004, the Company issued a $2.2 million secured promissory note to Defiante. The interest rate on the note was 9.83% per annum. Repayment of the note consisted of interest only for the first twelve months, with monthly principal and interest payments thereafter through August 2008. In October 2005, the Company paid the note in full.

In December 2001, the Company entered into a promotion agreement with VSL Pharmaceuticals (“VSL”), a private company owned in part by the major shareholders of Sigma-Tau. In January 2004, the promotion agreement and all amendments were assigned by VSL to Sigma-Tau Pharmaceuticals, a subsidiary of Sigma-Tau. Under these agreements, the Company agreed to purchase the product VSL#3 from VSL and also agreed to promote, sell, warehouse and distribute VSL#3 direct to customers at its cost and expense, subject to certain expense reimbursements. In January 2005, the promotion agreement expired in accordance with its terms. VSL#3 revenue recognized by the Company for the year ended December 31, 2005 was $71,000. The Company had no liabilities at December 31, 2005 relating to this agreement. An access fee to Sigma-Tau Pharmaceuticals was calculated quarterly, which varied based upon sales and costs incurred by the Company subject to reimbursement under certain circumstances. For the year ended December 31, 2005, the amount of the costs incurred by the Company was greater than the amount owing to Sigma-Tau Pharmaceuticals and the Company recognized the net reimbursement of $44,000 for 2005 as a reduction to selling, general and administrative expenses. During the year ended December 31, 2005, the Company paid $203,000 to Sigma-Tau Pharmaceuticals for the purchase of VSL#3 product and access fees.

PROPOSAL 2

TO APPROVE THE ADOPTION OF THE COMPANY’S 2006 EQUITY INCENTIVE AWARD PLAN

The Company’s currently existing equity incentive plan, the 1992 Stock Option Plan, as amended (the “1992 Plan”), will expire pursuant to its terms on March 1, 2012. The Board of Directors believes that it is in the best interests of the Company to have available an equity incentive plan for use as a part of its compensation strategy. The Board of Directors decided that it was preferable to implement a new plan rather than extend the term of the 1992 Plan. Therefore, the Board of Directors approved on February 27, 2006, subject to shareholder approval, the 2006 Equity Incentive Award Plan (the “2006 Plan”). The purpose of the 2006 Plan is to promote the success and enhance the value of the Company by linking the personal interests of the members of the Board, employees, and consultants to those of the Company’s shareholders and by providing such individuals with an incentive for performance to generate returns to the Company’s shareholders. The 2006 Plan is further intended to provide the Company flexibility to motivate, attract, and retain the services of members of the Board, employees, and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

The principal features of the 2006 Plan are summarized below, but the summary is qualified in its entirety by reference to the 2006 Plan itself, a copy of which is attached hereto as Exhibit C.

Description of the 2006 Plan

The 2006 Plan is an “omnibus” stock plan consisting of a variety of equity vehicles to provide flexibility in implementing equity awards, including incentive stock options, non-qualified stock options, restricted stock grants, unrestricted stock grants, stock appreciation rights, restricted stock units and dividend equivalents. Participants in the 2006 Plan may be granted any one of the equity awards or any combination thereof, as determined by the Board of Directors.

Shares Reserved for Issuance.  As of March 31, 2006, there were 5,185,227 shares of Common Stock available for issuance under the 1992 Plan. Upon the approval of the 2006 Plan by the Company’s shareholders, the 1992 Plan will be terminated and no further awards will be issued under the 1992 Plan. The 5,185,227 shares of Common Stock available under the 1992 Plan as of March 31, 2006 will instead become available for grant under the 2006 Plan. Additionally, another 1,064,773 shares of Common Stock shall be reserved for issuance under the 2006 Plan. Therefore, the approval of the 2006 Plan will authorize the Company to grant awards covering up to an aggregate of 6,250,000 shares of Common Stock. As of March 31, 2006, there were 54,843,530 shares of the Common Stock outstanding.

The termination of the 1992 Plan will not impact any awards outstanding under the 1992 Plan; such awards will continue to be subject to the 1992 Plan and the award agreement representing such award. Additionally, the adoption of the 2006 Plan will have no impact on the 1993 Non-Employee Directors’ Equity Incentive Plan and the 2004 Non-Employee Directors’ Equity Incentive Plan or on awards under such plans.

Limits on Awards.  A maximum of 6,250,000 shares of Common Stock may be issued and sold under all awards, restricted and unrestricted, granted under the 2006 Plan. The maximum number of shares of Common Stock with respect to one or more awards that may be granted to any one participant during any calendar year shall be 600,000, except for an employee serving as the Company’s Chief Executive Officer, who is eligible to receive awards covering an aggregate number of shares of up to 1,500,000 in a calendar year. Additionally, in connection with his or her initial service to the Company, the aggregate number of shares of Common Stock with respect to which awards may be granted to any participant shall not exceed 1,000,000 shares during the calendar year which includes such individual’s initial service to the Company.

Shares of Common Stock issued and sold under the 2006 Plan may be either authorized but unissued shares of Common Stock or shares of Common Stock held in the Company’s treasury. To the extent that any award under either the 1992 Plan or the 2006 Plan involving the issuance of shares of Common Stock is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or other conditions of the award, or otherwise terminates without an issuance of shares of Common Stock being made thereunder, the shares of Common Stock covered thereby will no longer be counted against the foregoing maximum share limitations and may again be made subject to awards under the 2006 Plan pursuant to such limitations.

Administration.  The Company’s Board of Directors shall delegate administration of the 2006 Plan to a committee comprised of no fewer than two members of the Board of Directors (the “Committee”). Each Administrator member shall satisfy the requirements for (i) a “non-employee director” for purposes of Rule 16b-3 of the Exchange Act, and (ii) an “outside director” under Section 162(m) of the Internal Revenue Code. The term “Administrator,” as used in this Proxy, refers to the Committee.

The Administrator shall have such powers and authority as may be necessary or appropriate to carry out the functions of the Administrator as described in the 2006 Plan. Subject to the express limitations of the 2006 Plan, the Administrator shall have authority in its discretion to determine the persons to whom, and the time or times at which, awards may be granted, the number of shares, units or other rights subject to each award, the exercise, base or purchase price of an award (if any), the time or times at which an award will become vested, exercisable or payable, the performance goals and other conditions of an award, the duration of the award and all other terms of the award. The Administrator may prescribe, amend and rescind rules and regulations relating to the 2006 Plan. All interpretations, determinations and actions by the Administrator shall be final, conclusive and binding upon all parties. Additionally, the Administrator may delegate to one or more officers of the Company the ability to grant and determine terms and conditions of awards under the 2006 Plan to certain employees, and the Committee may delegate to any appropriate officer or employee of the Company responsibility for performing certain ministerial functions under the 2006 Plan.

Eligibility.  Any person who is an employee of or a consultant to Questcor or any affiliate thereof, any person to whom an offer of employment with Questcor has been extended, as determined by the Administrator, or any person who is a non-employee director is eligible to be designated by the Administrator to receive awards and become a participant under the 2006 Plan (a “Participant” or the “Participants”).

Types of Awards under 2006 Plan

The 2006 Plan includes the following equity compensation awards: incentive stock options, non-qualified stock options, restricted stock grants, stock payment awards, stock appreciation rights, restricted stock units and dividend equivalents, all of which are described below.

Stock Options.  Stock options granted under the 2006 Plan may be either incentive stock options or non-qualified stock options, subject to the provisions of Section 422 of the Internal Revenue Code.

The exercise price per share of a stock option shall not be less than the fair market value of the Company’s Common Stock on the date the option is granted, provided that the Administrator may in its discretion specify for any stock option an exercise price per share that is higher than the fair market value of the Company’s Common Stock on the date the option is granted. The Administrator shall determine the period during which a vested stock option may be exercised, provided that the maximum term of a stock option shall be ten years from the date the option is granted.

Stock Appreciation Rights.  Stock appreciation rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event. Stock appreciation rights shall be exercisable or payable at such time or times and upon conditions as may be approved by the Administrator, provided that the Administrator may accelerate the exercisability or payment of a stock appreciation right at any time.

A stock appreciation right may be subject to such vesting and exercisability requirements as specified by the Administrator in an award agreement. Such vesting and exercisability requirements may be based on the continued service of the Participant with the Company or its affiliates for a specified time period (or periods) or on the attainment of specified performance goals established by the Administrator in its discretion. A stock appreciation right will be exercisable or payable at such time or times as determined by the Administrator, provided that the maximum term of a stock appreciation right shall be ten years from the date the right is granted. The base price of a stock appreciation right shall not be less than 100 percent of the fair market value of the shares of Common Stock of the Company on the date the right is granted.

A stock appreciation right will entitle the holder, upon exercise or other payment of the stock appreciation right, as applicable, to receive an amount determined by multiplying: (i) the excess of the fair market value of a share of Common Stock of the Company on the date of exercise or payment of the stock appreciation right over the base price of such stock appreciation right, by (ii) the number of shares as to which such stock appreciation right is exercised or paid. Subject to the requirements of Section 409A of the Internal Revenue Code, payment of the amount determined under the foregoing may be made, as approved by the Administrator and set forth in the award agreement, in shares of Common Stock valued at their fair market value on the date of exercise or payment, in cash, or in a combination of shares of Common Stock and cash, subject to applicable tax withholding requirements.

Restricted Stock Awards.  Restricted stock awards are granted subject to restrictions on transfer and vesting requirements as determined by the Administrator. The restrictions imposed on shares granted under a restricted stock award shall lapse in accordance with the vesting requirements specified by the Administrator in the award agreement, provided that the Administrator may accelerate the vesting of a restricted stock award at any time. Such vesting requirements may be based on the continued service of the Participant with the Company or its affiliates for a specified time period (or periods) or on the attainment of specified performance goals established by the Administrator in its discretion. If the vesting requirements of a restricted stock award shall not be satisfied, the award shall be forfeited and the shares of Common Stock subject to the award shall be returned to the Company.

Subject to the provisions of the 2006 Plan and the applicable award agreement, the Participant shall have all rights of a shareholder with respect to the shares granted to the Participant under a restricted stock award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto. The Administrator may provide in an award agreement for the payment of dividends and distributions to the Participant at such times as paid to shareholders generally or at the times of vesting or other payment of the restricted stock award.

Restricted Stock Unit Awards.  The value of each stock unit under a restricted stock unit award is equal to the fair market value of a share of the Company’s Common Stock on the applicable date or time period of determination, as specified by the Administrator. A restricted stock unit award shall be subject to such restrictions and conditions as the Administrator shall determine. A restricted stock unit award may be granted together with a dividend equivalent right with respect to the shares of Common Stock subject to the award, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Administrator in its discretion.

On the date the award is granted, the Administrator shall in its discretion determine the vesting requirements with respect to a stock unit award, which shall be set forth in the award agreement, provided that the Administrator may accelerate the vesting of a stock unit award at any time. Vesting requirements may be based on the continued service of the Participant with the Company or its affiliates for a specified time period (or periods) or on the attainment of specified performance goals established by the Administrator in its discretion.

A stock unit award shall become payable to a Participant at the time or times determined by the Administrator and set forth in the award agreement, which may be upon or following the vesting of the award. Payment of a stock unit award may be made, at the discretion of the Administrator, in cash or in shares of Common Stock of the Company, or in a combination thereof, subject to applicable tax withholding requirements. Any cash payment of a stock unit award shall be made based upon the fair market value of the Common Stock of the Company, determined on such date or over such time period as determined by the Administrator.

The Participant shall not have any rights as a shareholder with respect to the shares subject to a stock unit award until such time as shares of Common Stock are delivered to the Participant pursuant to the terms of the award agreement.

Stock Payment Awards.  A stock payment award may be granted for past services, in lieu of bonus or other cash compensation, as directors’ compensation or for any other valid purpose as determined by the Administrator. A stock payment award granted to a Participant represents shares of the Company’s Common Stock that are issued without restrictions on transfer and other incidents of ownership and free of forfeiture conditions, except as otherwise provided in the 2006 Plan and the award agreement. The Administrator may, in connection with any stock payment award, require the payment of a specified purchase price.

Subject to the provisions of the 2006 Plan and the applicable award agreement, upon the issuance of the Common Stock under a stock payment award the Participant shall have all rights of a shareholder with respect to the shares of Common Stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

Dividend Equivalents.  Dividend equivalents may be credited in respect of shares of Common Stock covered by an award granted under the 2006 Plan, as determined by the Board and contained in an award agreement. At the sole discretion of the Administrator, such dividend equivalents may be converted into additional shares of Common Stock such manner as determined by the Administrator. Any additional shares covered by an award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying award agreement to which they relate.

Certain Features of Awards Under 2006 Plan

Transferability of Awards.  All incentive stock options are nontransferable except upon the Participant’s death by will or the laws of descent or distribution. In the case of awards other than incentive stock options, the Administrator may provide, in its discretion, for the transfer of all or part of the award to a Participant’s “family member” (as defined for purposes of the Form S-8 registration statement under the Securities Act of 1933).

Adjustments to Awards Upon Certain Changes in Capitalization.  The Administrator may make adjustments to the aggregate number and kind of shares subject to the 2006 Plan, and the number and kind of shares and the exercise price per share subject to outstanding awards, as applicable, if, by reason of a recapitalization, stock split, combination of shares, reclassification, stock dividend or other change in the Company’s capital structure, the Company increases or decreases the number of outstanding shares of the Company’s Common Stock; or converts or exchanges shares of the Company’s Common Stock into a different number or kind of the Company’s shares or other securities.

Occurrence of Corporate Transaction.  The 2006 Plan provides that in the case of certain transactions constituting a change in control of the Company, outstanding awards shall be assumed by the surviving entity. In the event the surviving entity refuses to assume such outstanding awards, then all such outstanding awards shall immediately vest and/or become exercisable immediately prior to such change in control. Upon a change in control, with respect to any person providing services to the Company as an employee, director or consultant: (i) whose services are terminated other than for cause, death or disability within sixty days prior to such change in control, all awards held by such person shall become vested and/or exercisable immediately prior to such change in control in accordance with the table below; (ii) whose services are terminated other than for cause, death or disability within thirteen months following such change in control, all awards held by such person shall become vested and/or exercisable immediately following such termination in accordance with the table below; or (iii) whose services are not terminated within thirteen months following such change in control, all awards held by such person shall become vested and/or exercisable immediately following such thirteen month period in accordance with the table below.

The following table shall be used for purposes of determining the extent to which awards become vested and/or exercisable in connection with a change in control (as determined at the time of termination of service, for purposes of (i) and (ii) above, or thirteen months following such change in control, for purposes of (iii) above):

Percentage of Award to Become
Exercisable and/or Vested, and
Percentage of Award as to Which
Length of Service (Between Date of Hire	Forfeiture, Repurchase and Other
and Date of Determination)	Restrictions Shall Lapse

0-180 Days	0%
181 Days to 1 Year	25%
1 Year and 1 Day to 2 Years	50%
Greater than 2 Years	100%

Section 162(m) Awards.  Awards of options and stock appreciation rights granted under the 2006 Plan will automatically qualify for the “performance-based compensation” exception under Internal Revenue Code Section 162(m) pursuant to their expected terms. Awards of restricted stock, restricted stock units and stock payment awards may qualify under Section 162(m) if the terms of the awards state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under the award and preclude discretion to increase the amount of compensation payable under the terms of the award.

Term of 2006 Plan

The 2006 Plan shall terminate on February 27, 2016, which is the tenth anniversary of the date of its adoption by the Board of Directors. The Board of Directors may, in its discretion and at any earlier date, terminate the 2006 Plan. Notwithstanding the foregoing, no termination of the 2006 Plan shall adversely affect any award theretofore granted without the consent of the Participant or the permitted transferee of the award.

New Plan Benefits

Should the 2006 Plan be adopted by the Company’s shareholders, Mr. Fares and Mr. Cartt will receive restricted shares of Common Stock with an aggregate value of $112,500 and $90,000, respectively.

Future awards to the Company’s executive officers and employees are discretionary. Therefore, with the exception of the contemplated grants of restricted stock set forth above, at this time the benefits that may be received by the Company’s executive officers and other employees if the Company’s shareholders approve the 2006 Plan cannot be determined. Because the value of stock issuable to the Company’s non-employee directors under the 2006 Plan will depend on the fair market value of the Company’s Common Stock at future dates, it is not possible to determine exactly the benefits that might be received by the Company’s non-employee directors under the 2006 Plan.

Equity Compensation Plan Information

The following table sets forth information regarding outstanding options and shares reserved for future issuance under the Company’s existing equity compensation plans as of December 31, 2005:

	Number of		Number of Shares
	Shares to be	Weighted-	Remaining Available for
	Issued Upon	Average Exercise	Future Issuance Under
	Exercise of	Price of	Equity Compensation
	Outstanding	Outstanding	Plans (Excluding Shares
	Options	Options	Reflected in Column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by shareholders	6,402,074	$0.76	7,582,748
Equity compensation plans not approved by shareholders	N/A	N/A	N/A

Total	6,402,074	$0.76	7,582,748

Summary of Federal Income Tax Consequences of the 2006 Plan

The following is a brief summary of certain federal income tax consequences of participation in the 2006 Plan. The summary should not be relied upon as being a complete statement of all possible federal income tax consequences. Federal tax laws are complex and subject to change. Participation in the 2006 Plan may also have consequences under state and local tax laws which vary from the federal tax consequences described below. For such reasons, the Company recommends that each Participant consult his or her personal tax advisor to determine the specific tax consequences applicable to him or her.

Incentive Stock Options.  No taxable income will be recognized by a Participant under the 2006 Plan upon either the grant or the exercise of an incentive stock option. Instead, a taxable event will occur upon the sale or other disposition of the shares acquired upon exercise of an incentive stock option, and the tax treatment of the gain or loss realized will depend upon how long the shares were held before their sale or disposition. If a sale or other disposition of the shares received upon the exercise of an incentive stock option occurs more than (i) one year after the date of exercise of the option and (ii) two years after the date of grant of the option, the holder will recognize long-term capital gain or loss at the time of sale equal to the full amount of the difference between the proceeds realized and the exercise price paid. However, a sale, exchange, gift or other transfer of legal title of such stock (other than certain transfers upon the Participant’s death) before the expiration of either of the one-year or two-year periods described above will constitute a “disqualifying disposition.” A disqualifying disposition involving a sale or exchange will result in ordinary income to the Participant in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. If the amount realized in a disqualifying disposition exceeds the fair market value of the stock on the date of exercise, the gain realized in excess of the amount taxed as ordinary income as indicated above will be taxed as capital gain. A disqualifying disposition as a result of a gift will result in ordinary income to the Participant in an amount equal to the difference between the exercise price and the fair market value of the stock on the date of exercise. Any loss realized upon a disqualifying disposition will be treated as a capital loss. Capital gains and losses resulting from disqualifying dispositions will be treated as long-term or short-term depending upon whether the shares were held for more or less than the applicable statutory holding period (which currently is more than one year for long-term capital gains). The Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the Participant as a result of a disposition of the shares received upon exercise of an incentive stock option.

The exercise of an incentive stock option may result in an “adjustment” for purposes of the “alternative minimum tax.” Alternative minimum tax is imposed on an individual’s income only if the amount of the alternative minimum tax exceeds the individual’s regular tax for the year. For purposes of computing alternative minimum tax, the excess of the fair market value on the date of exercise of the shares received on exercise of an incentive stock option over the exercise price paid is included in alternative minimum taxable income in the year the option is exercised. A Participant who is subject to alternative minimum tax in the year of exercise of an incentive stock option may claim as a credit against the Participant’s regular tax liability in future years the amount of alternative minimum tax paid which is attributable to the exercise of the incentive stock option. This credit is available in the first year following the year of exercise in which the Participant has regular tax liability.

Non-Qualified Stock Options.  No taxable income is recognized by a Participant upon the grant of a non-qualified stock option. Upon exercise, however, the Participant will recognize ordinary income in the amount by which the fair market value of the shares purchased, on the date of exercise, exceeds the exercise price paid for such shares. The income recognized by the Participant who is an employee of the Company will be subject to income tax withholding by Questcor out of the Participant’s current compensation. If such compensation is insufficient to pay the taxes due, the Participant will be required to make a direct payment to us for the balance of the tax withholding obligation. The Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the Participant, provided that certain reporting requirements are satisfied. If the exercise price of a non-qualified stock option is paid by the Participant in cash, the tax basis of the shares acquired will be equal to the cash paid plus the amount of income recognized by the Participant as a result of such exercise. If the exercise price is paid by delivering shares of the Company’s Common Stock already owned by the Participant or by a combination of cash and already-owned shares, there will be no current taxable gain or loss recognized by the Participant on the already-owned shares exchanged (however, the Participant will nevertheless recognize ordinary income to the extent that the fair market value of the shares purchased on the date of exercise exceeds the price paid, as described above). The new shares received by the Participant, up to the number of the old shares exchanged, will have the same tax basis and holding period as the Participant’s basis and holding period in the old shares. The balance of the new shares received will have a tax basis equal to any cash paid by the Participant plus the amount of income recognized by the Participant as a result of such exercise, and will have a holding period commencing with the date of exercise. Upon the sale or disposition of shares acquired pursuant to the exercise of a non-qualified stock option, the difference between the proceeds realized and the Participant’s basis in the shares will be a capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held for more than the applicable statutory holding period (which is currently more than one year for long-term capital gains).

Restricted Stock.  If no Section 83(b) election is made and repurchase rights are retained by Questcor, a taxable event will occur on each date the Participant’s ownership rights vest (e.g., when the Company’s repurchase rights expire) as to the number of shares that vest on that date, and the holding period for capital gain purposes will not commence until the date the shares vest. The Participant will recognize ordinary income on each date shares vest in an amount equal to the excess of the fair market value of such shares on that date over the amount paid for such shares. Any income recognized by a Participant who is an employee will be subject to income tax withholding by the Company out of the Participant’s current compensation. If such compensation is insufficient to cover the amount to be withheld, the Participant will be required to make a direct payment to the Company for the balance of the tax withholding obligation. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the Participant. The Participant’s basis in the shares will be equal to the purchase price, if any, increased by the amount of ordinary income recognized. If a Section 83(b) election is made within 30 days after the date of transfer, or if no repurchase rights are retained by Questcor, then the Participant will recognize ordinary income on the date of purchase in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price paid for such shares.

Stock Appreciation Rights.  No taxable income is recognized by a Participant receiving a stock appreciation right at the time the stock appreciation right is granted. If the Participant receives the appreciation inherent in the stock appreciation right in cash, the cash will be taxed as ordinary income to the Participant at the time it is received. If the Participant receives the appreciation inherent in a stock appreciation right in stock, the spread between the then current market value and the base price will be taxed as ordinary income to the Participant at the time it is received. The Company is not entitled to a federal income tax deduction upon the grant or termination of a stock appreciation right. However, upon the settlement of a stock appreciation right, the Company is entitled to a deduction equal to the amount of ordinary income the Participant is required to recognize as a result of the settlement.

Restricted Stock Unit Award, Stock Payment Awards and Dividend Equivalents.  Restricted stock unit awards, stock payment awards and dividend equivalents are generally subject to ordinary income tax at the time of payment.

Tax Withholding.  Under the 2006 Plan, the Company has the power to withhold, or require a participant to remit to the Company, an amount sufficient to satisfy Federal, state and local withholding tax requirements with respect to any award granted under the 2006 Plan. To the extent permissible under applicable tax, securities, and other laws, the Administrator may, in its sole discretion, permit a participant to satisfy an obligation to pay any tax to any governmental entity in respect of any option or restricted stock up to an amount determined on the basis of the highest marginal tax rate applicable to such participant, in whole or in part, by (i) directing the Company to apply shares of Common Stock to which the participant is entitled pursuant to an award, or (ii) delivering to the Company shares of Common Stock owned by the participant.

Deferred Compensation.  Any deferrals made under the 2006 Plan, including awards granted under the 2006 Plan that are considered to be deferred compensation, must satisfy the requirements of Internal Revenue Code Section 409A to avoid adverse tax consequences to Participants, which include the current inclusion of deferred amounts in income and interest and a surtax on any amount included in income. The Section 409A requirements include limitations on election timing, acceleration of payments, and distributions. Section 409A applies to certain stock appreciation rights, stock unit awards, discounted stock options, and other awards that provide the Participant with an opportunity to defer to recognition of income. The Company intends to structure any awards under the 2006 Plan to meet the applicable tax law requirements under Internal Revenue Code Section 409A in order to avoid its adverse tax consequences.

Vote Required

Approval of the 2006 Plan will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the meeting and entitled to vote. Proxies solicited by management for which no specific direction is included will be voted “for” the approval of the 2006 Plan.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE ADOPTION OF THE 2006 EQUITY INCENTIVE AWARD PLAN.

PROPOSAL 3

TO APPROVE THE AMENDMENT TO THE COMPANY’S 2003
EMPLOYEE STOCK PURCHASE PLAN

On February 27, 2006, the Company’s Board of Directors adopted, subject to shareholder approval, an amendment (the “Amendment”) to the Company’s 2003 Employee Stock Purchase Plan (the “ESPP”) to increase the total number of shares of the Company’s Common Stock authorized for issuance under the ESPP in effect prior to the adoption of the proposed amendment and restatement, from 900,000 shares to 2,400,000 shares. The Company’s Board of Directors adopted the Amendment to the ESPP because it believes that the number of shares currently available under the existing ESPP is insufficient to satisfy the expected share requirements under this plan. The Board of Directors believes that the continued ability of the Company’s employees to purchase shares under the plan will be an important element in attracting and retaining employees who are expected to contribute to the Company’s growth and success.

A summary of the ESPP is set forth below. The summary is qualified in its entirety by reference to the full text of the ESPP which is attached as Exhibit D. As of March 31, 2006, 143,155 shares of the Company’s Common Stock were available for issuance under the ESPP.

Summary of 2003 Employee Stock Purchase Plan

Plan Administration.  Administration of the ESPP has been delegated by the Board of Directors to the Compensation Committee. The Compensation Committee has the discretionary authority to administer and interpret the ESPP, including the authority to (i) determine when and how rights to purchase Common Stock are granted and the terms and conditions of each offering, (ii) designate from time to time which of the Company’s designated subsidiaries are eligible to participate in the ESPP, (iii) construe and interpret the ESPP and the rights offered under the ESPP, (iv) establish, amend and revoke rules and regulations for the administration of the ESPP, (v) amend the ESPP as explained below, and (vi) exercise such other powers and perform such other acts deemed necessary to carry out the intent of the ESPP. The Board of Directors may, in its sole discretion, revest itself of the power possessed by the Compensation Committee with respect to the administration of the ESPP at any time.

Shares Available Under ESPP.  If the Amendment is approved by the Company’s shareholders, the maximum number of shares of Common Stock which will be authorized for sale under the ESPP is 2,400,000. The Common Stock made available for sale under the ESPP may be authorized but unissued shares or reacquired shares reserved for issuance under the ESPP.

Eligible Employees.  Employees eligible to participate in the ESPP generally include employees of the Company and employees of its subsidiaries designated from time to time by the Compensation Committee as participating subsidiaries in the ESPP. At this time, none of the Company’s subsidiaries has been designated as a participating subsidiary. The Compensation Committee may require that an employee be continuously employed by the Company or by a designated subsidiary for up to 2 years in order to be eligible to participate in the ESPP. In addition, the Compensation Committee may, in its sole discretion, limit participation to those employees who customarily work at least 5 months in a calendar year or are customarily scheduled to work at least 20 hours per week. An employee who owns (or is deemed to own through attribution) 5% or more of the combined voting power or value of all of the Company’s classes of stock or of one of its subsidiaries is not allowed to participate in the ESPP. Finally, the Compensation Committee may provide that certain employees who are “highly compensated employees” within the meaning of Section 423(b)(4)(D) of the Code are not eligible to participate in the ESPP.

Offering Periods.  Under the ESPP, participants are offered the option to purchase shares of Common Stock at a discount during an offering period. Each offering period under the ESPP will be for a period of time determined by the Compensation Committee of no more than 27 months. On February 27, 2006, in response to the Company being required to report the value of stock-based awards, including options under the ESPP, in accordance with the Financial Accounting Standards Board Statement 123(R) (entitled “Share-Based Payment”), the Board of Directors changed the length of offering periods under the ESPP from 24-month periods to 12-month periods. The first day of an offering period is referred to as the “offering date.” The date on which shares of Common Stock are purchased on behalf of a participant during an offering period are referred to as “purchase dates.” Purchase dates will occur on the last day of each 3-month period during an offering period (i.e., February 28, May 31, August 31, and November 30). The purchase price for the Common Stock under the ESPP will be the lower of 85 percent of the fair market value of the Common Stock on the offering date or 85 percent of the fair market value of the Common Stock on the purchase date.

Unless a participant has previously canceled his or her participation in the ESPP, the participant will be deemed to have exercised his or her option in full as of each purchase date. Upon exercise, the participant will purchase the number of shares of Common Stock that his or her accumulated payroll deductions will buy at the purchase price. Offering periods under the ESPP are also expected to have a “reset feature.” Under the reset feature, if the fair market value of the Common Stock on a purchase date in an offering period is lower than the fair market value of the Common Stock on the offering date of that same offering period, the offering period will be automatically terminated following the purchase of shares on the purchase date and a new offering period will commence on the next day after the purchase date. The new offering period will continue for a period of 12 months, subject to another reset as described in this paragraph.

Participation.  Eligible employees can enroll under the ESPP by completing a participation agreement within the time specified by the Compensation Committee. Each participation agreement must authorize the deduction of at least 1% but not more than 15% of the eligible employee’s earnings towards the purchase of Common Stock during the offering period. Earnings are deducted on each payday during an offering period. Any amounts that are insufficient to purchase whole shares of Common Stock on a purchase date, and thus, are unused, will be carried over to the next purchase date. Any amounts that are insufficient to purchase whole shares of Common Stock on the last purchase date in an offering period will be carried over to the next offering period unless the participant withdraws from the ESPP, or is no longer eligible to participate in the ESPP, in which case, such amounts will be distributed to him or her in cash without interest. In no case may a participant subscribe for more than $25,000 in Common Stock during any calendar year. If the aggregate subscriptions exceed the number of authorized shares of Common Stock available for purchase under the ESPP, they will be reduced on a pro rata basis. In addition, the Compensation Committee will place a limit on the maximum number of shares any participant can acquire in a single offering period.

A participant may cancel his or her payroll deduction authorization at any time prior to the end of the offering period. Upon cancellation, the balance of the participant’s account will be refunded to him or her in cash without interest. The Compensation Committee may provide that a participant can increase or decrease his or her payroll deduction authorization during an offering period. Additionally, if a participant ceases to be an eligible employee during an offering period, the balance of the participant’s account will be refunded to him or her in cash without interest.

Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.  The number of shares of Common Stock available for purchase under the ESPP, as well as the purchase price and the number of shares covered by each outstanding right under the ESPP shall be proportionately adjusted for adjustments made in the number of outstanding shares of Common Stock or an exchange of the shares of Common Stock resulting from a stock split, stock dividend, or certain other adjustments to Common Stock. In the event of: (1) the Company’s dissolution or liquidation, (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group of the beneficial ownership of the Company’s securities representing at least 50% of the combined voting power entitled to vote in the election of directors, then, as determined by the Compensation Committee in its sole discretion (i) any surviving or acquiring corporation may assume outstanding rights or substitute similar rights for those under the ESPP, (ii) such rights may continue in full force and effect, or (iii) participants’ accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants’ rights under the ongoing offering period terminated.

Amendment and Termination.  The Compensation Committee may at any time, and from time to time, amend, suspend or terminate the ESPP. However, the Compensation Committee may not amend the ESPP to either increase the number of shares that may be purchased under the ESPP or to change the designation or class of employees eligible to participate in the ESPP without obtaining shareholder approval within 12 months before or after such action.

Federal Income Tax Consequences

Generally, no federal income tax consequences will arise at the time an employee purchases Common Stock under the ESPP. If an employee disposes of Common Stock purchased under the ESPP less than one year after the Common Stock is purchased or within two years of the offering date, the employee will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in the amount of the difference between the fair market value of the Common Stock at the time of purchase and the amount paid by the employee for the Common Stock. The amount of such ordinary income recognized by the employee will be added to the employee’s basis in the Common Stock for purposes of determining capital gain or loss upon the disposition of the Common Stock by the employee. If an employee does not dispose of the Common Stock purchased under the ESPP until at least one year after the Common Stock is purchased and at least two years after the offering date, the employee will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in an amount equal to the lesser of (a) the excess of the fair market value of the Common Stock on the date of disposition over the purchase price paid by the employee, or (b) the excess of the fair market value of the Common Stock on the offering date over the purchase price paid by the employee. The amount of such ordinary income recognized by the employee will be added to the employee’s basis in the Common Stock for purposes of determining capital gain or loss upon the disposition of the Common Stock by the employee. If an employee dies before disposing of the Common Stock purchased under the ESPP, he or she will be deemed to have received compensation taxable as ordinary income in the taxable year closing with the employee’s death in an amount equal to the lesser of clauses (a) or (b) as set forth in the first sentence of this paragraph. The employee will not realize any capital gain or loss at death.

The Company generally will not be entitled to a deduction with respect to the Common Stock purchased by an employee under the ESPP, unless the employee disposes of the Common Stock less than one year after the Common Stock is transferred to the employee or less than two years after the offering date.

New Plan Benefits

No current directors who are not employees will receive any benefit under the ESPP. The benefits that will be received under the ESPP by the Company’s current executive officers and by all eligible employees are not currently determinable.

Vote Required

Approval of the Amendment to the ESPP will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the meeting and entitled to vote. Proxies solicited by management for which no specific direction is included will be voted “for” the approval of the ESPP.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2003 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Odenberg, Ullakko, Muranishi & Co. LLP (“OUM”) as the Company’s independent registered public accounting firm for the year ending December 31, 2006, and has further directed that management submit the selection of this independent registered public accounting firm for ratification by the shareholders at the Annual Meeting. Representatives of OUM are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Shareholder ratification of the selection of OUM as the Company’s independent registered public accounting firm is not required by the Bylaws or otherwise. However, the Board of Directors is submitting the selection of OUM to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board of Directors and the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors and the Audit Committee in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

The affirmative vote of the holders of a majority of the voting power represented by the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of OUM. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF ODENBERG, ULLAKKO, MURANISHI & CO. LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Principal Accountant Fees and Services

The following table presents fees for professional services rendered by OUM for the audit of the Company’s financial statements for the year ended December 31, 2005 and Ernst & Young LLP (“E&Y”) for the audit of the Company’s financial statements for the year ended December 31, 2004 and fees billed for other services rendered by OUM and E&Y, respectively, during those periods.

	2005	2004

Audit Fees	$182,000	$276,500
All Other Fees	—	2,300

Total	$182,000	$278,800

Audit fees include the audit of the Company’s annual financial statements presented in the Company’s Annual Report on Form 10-K, reviews of interim financial statements presented in the Company’s Quarterly Reports on Form 10-Q and accounting, reporting and disclosure consultations related to those audits and fees related to consents and reports in connection with regulatory filings. All other fees include fees to E&Y for reference library services for the year ended December 31, 2004.

The Company’s Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of OUM, and has concluded that the provision of such services to the degree utilized is compatible with maintaining the independence of the Company’s registered public accounting firm.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. All fees of OUM for the year ended December 31, 2005 were approved by the Audit Committee. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval and the fees for the services performed to date.

Change in Certifying Accountants

On April 6, 2005 the Company’s Audit Committee approved the dismissal of E&Y as the Company’s independent registered public accounting firm and appointed OUM as the Company’s independent registered public accounting firm for the year ended December 31, 2005. There were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedures which disagreements, if not resolved to E&Y’s satisfaction, would have caused them to refer to the subject matter of the disagreements in connection with their report; and there were no “reportable events” as defined in Item 304 (a)(1)(v) of the Securities and Exchange Commission’s Regulation S-K.

The Company requested E&Y to furnish it with a letter addressed to the Commission stating whether it agreed with the above statements. A copy of that letter, dated April 11, 2005, was filed as Exhibit 16.1 to the Form 8-K announcing E&Y’s dismissal and the appointment of OUM, which was filed with the SEC on April 11, 2005.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2005 with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed under auditing standards generally accepted in the United States, including those matters set forth in Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the registered public accounting firm their independence from the Company. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with maintaining the public accounting firm’s independence.

It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board of Directors, the Audit Committee has relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and (ii) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the SEC.

Submitted on April 10, 2006, by the members of the Audit Committee of the Board of Directors.

Jon S. Saxe, Chairman
Neal C. Bradsher
Virgil D. Thompson

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

ANNUAL REPORT

Questcor’s Annual Report on Form 10-K for the year ended December 31, 2005 (without exhibits), is being forwarded to each shareholder with this proxy statement. The Annual Report on Form 10-K is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

By Order of the Board of Directors,

Michael H. Mulroy
Secretary

Union City, California,
April 10, 2006

EXHIBIT A

Amended and Restated Charter
of the Audit Committee
of Questcor Pharmaceuticals, Inc.

This Amended and Restated Audit Committee Charter was adopted by the Board of Directors (the “Board”) of Questcor Pharmaceuticals, Inc. (the “Company”) on February 27, 2006.

I.	Purpose

The purpose of the Audit Committee (the “Committee”) is to assist the Board with its oversight responsibilities regarding: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the external auditor’s qualifications and independence; and (iv) the cost and performance of the Company’s external auditor. The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal accounting controls and disclosure controls and procedures. The external auditor is responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles and reviewing the Company’s quarterly financial statements. Except as otherwise expressly set forth herein, the Committee’s responsibilities are limited to oversight. Without limiting the generality of the foregoing, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosure are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations. Each member of the Committee shall be entitled to rely on the integrity of those persons within the Company and of the professionals and experts (including the Company’s external auditor (or others responsible for the internal audit function (if applicable), including contracted non-employee or audit or accounting firms engaged to provide internal audit services)) from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts.

Further, auditing literature, particularly Statement of Accounting Standards No. 100, defines the term “review” to include a particular set of required procedures to be undertaken by external auditors. The members of the Committee are not external auditors, and the term “review” as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

II.	Membership

The Committee shall consist of at least three members of the Board, each of whom satisfies the independence requirements of the American Stock Exchange and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including the requirement that each member is affirmatively determined by the Board of

Directors to not have a material relationship with the Company that would interfere with the exercise of independent judgment. Each Committee member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. At least one Committee member must be “financially sophisticated” within the meaning of Section 121(B)(2) of the American Stock Exchange Company Guide.

The members of the Committee, including the Chair of the Committee, shall be appointed by the Board. Committee members may be removed from the Committee, with or without cause, by the Board.

III.	Meetings and Procedures

The Chair (or in his or her absence, a member designated by the Chair or the remaining members of the Committee) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s bylaws that are applicable to the Committee.

The Committee shall meet at least once during each fiscal quarter and more frequently as the Committee deems desirable. The Committee shall meet separately, periodically, with management and with the external auditor. The Committee chairperson shall report on Committee activities to the full Board from time to time and shall cause the Committee minutes to be provided to the Board on an ongoing basis.

All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, representatives of the external auditor, any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee.

The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the external auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

IV.	Powers and Responsibilities

Interaction with the External Auditor

1. Appointment and Oversight.  The Committee shall be directly responsible and have sole authority for the appointment, compensation, retention and oversight of the work of the external auditor (including resolution of any disagreements between Company management and the external auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the external auditor shall report directly to the Committee.

2. Pre-Approval of Services.  Before the external auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company’s engagement of the external auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee’s responsibilities under the Exchange Act to the Company’s management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the external auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

3. Independence of External Auditor.  The Committee shall, at least annually, review the independence and quality control procedures of the external auditor and the experience and qualifications of the external auditor’s senior personnel that are providing audit services to the Company. In conducting its review:

(i) The Committee shall obtain and review a report prepared by the external auditor describing (a) the auditing firm’s internal quality-control procedures and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

(ii) The Committee shall ensure that the external auditor prepare and deliver, at least annually, a written statement delineating all relationships between the external auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall discuss with the external auditor any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the external auditor. If the Committee determines that further inquiry is advisable, the Committee shall take appropriate action in response to the external auditor’s report to satisfy itself of the auditor’s independence.

(iii) The Committee shall confirm with the external auditor that the external auditor is in compliance with the partner rotation requirements established by the SEC.

(iv) The Committee shall consider whether the Company should adopt a rotation of the annual audit among independent auditing firms.

(v) The Committee shall, if applicable, consider whether the external auditor’s provision of any permitted information technology services or other non-audit services to the Company is compatible with maintaining the independence of the external auditor.

Annual Financial Statements and Annual Audit

4. Meetings with Management, the External Auditor.

(i) The Committee shall meet with management and the external auditor in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

(ii) The Committee shall review and discuss with management and the external auditor: (A) major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (B) any analyses prepared by management or the external auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

(iii) The Committee shall review and discuss the annual audited financial statements with management and the external auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

5. Separate Meetings with the External Auditor.

(i) The Committee shall review with the external auditor any problems or difficulties the external auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management’s responses to such matters. Among the items that the Committee should consider reviewing with the external auditor are: (A) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); (B) any communications between the audit team and the external auditor’s national office respecting auditing or accounting issues presented by the engagement; and (C) any “management” or “internal control” letter issued, or proposed to be issued, by the external auditor to the Company. The Committee shall obtain from the external auditor assurances that Section 10A(b) of the Exchange Act has not been implicated.

(ii) The Committee shall discuss with the external auditor the report that such auditor is required to make to the Committee regarding: (A) all accounting policies and practices to be used that the external auditor identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the external auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the external auditor; and (C) all other material written communications between the external auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, external auditor’s engagement letter, external auditor’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

(iii) The Committee shall discuss with the external auditor the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as then in effect.

6. Recommendation to Include Financial Statements in Annual Report.  The Committee shall, based on the review and discussions in paragraphs 4(iii) and 5(iii) above, and based on the disclosures received from the external auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 3(ii) above, determine whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

Quarterly Financial Statements

7. Meetings with Management, and the External Auditor.  The Committee shall review and discuss the quarterly financial statements with management and the external auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Other Powers and Responsibilities

8. The Committee shall discuss with management and the external auditor the Company’s earnings press releases (with particular focus on any “pro forma” or “adjusted” non-GAAP information).

9. The Committee shall review all related party transactions and off-balance sheet transactions on an ongoing basis and all such transactions must be approved by the Committee.

10. The Committee shall discuss with management and the external auditor any of the following which are brought to the Committee’s attention: correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company’s financial statements, financial reporting process or accounting policies.

11. The Committee shall discuss with the Company’s General Counsel or outside counsel any legal matters brought to the Committee’s attention that could reasonably be expected to have a material impact on the Company’s financial statements.

12. The Committee shall request assurances from management and the external auditor that the Company’s foreign subsidiaries and foreign affiliated entities, if any, are in conformity with applicable legal requirements, including disclosure of affiliated party transactions.

13. The Committee shall discuss with management the Company’s policies with respect to risk assessment and risk management. The Committee shall discuss with management the Company’s significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

14. The Committee shall set clear hiring policies for employees or former employees of the Company’s external auditor.

15. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

16. The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements required by Item 306 of Reg. S-K, for inclusion in each of the Company’s annual proxy statements.

17. The Committee, through its Chair, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s external auditor, or any other matter the Committee determines is necessary or advisable to report to the Board.

18. The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee’s compliance with this Charter.

19. The Committee shall at least annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.

EXHIBIT B

Amended and Restated Charter
of the Nominating and Corporate Governance Committee
of Questcor Pharmaceuticals, Inc.

This Amended and Restated Nominating and Corporate Governance Committee Charter was adopted by the Board of Directors (the “Board”) of Questcor Pharmaceuticals, Inc. (the “Company”) as of February 27, 2006.

I.	Purpose

The purpose of the Nominating and Corporate Governance Committee (the “Committee”) of the Board is to assist the Board in discharging the Board’s responsibilities regarding:

(a) the identification of qualified candidates to become Board members;

(b) the selection of nominees for election as directors at the next annual meeting of shareholders (or special meeting of shareholders at which directors are to be elected);

(c) the selection of candidates to fill any vacancies on the Board;

(d) the staffing of Board Committees and the selection of the chairpersons of such committees; and

(e) the analysis and recommendation to the Board on corporate governance matters applicable to the Company.

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

II.	Membership

The Committee shall be composed of three or more directors, as determined by the Board, each of whom (a) satisfies the independence requirements of the American Stock Exchange, and (b) has experience, in the business judgment of the Board, that would be helpful in addressing the matters delegated to the Committee.

The members of the Committee, including the Chair of the Committee, shall be appointed by the Board. Committee members may be removed from the Committee, with or without cause, by the Board.

III.	Meetings and Procedures

The Chair (or in his or her absence, a member designated by the Chair or remaining members of the Committee) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are consistent with the provisions of the Company’s bylaws.

The Committee shall meet at least once per year and more frequently as the Committee deems necessary or desirable.

All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, or any other person whose presence the Committee believes to be desirable and appropriate. Notwithstanding the foregoing, the Committee may exclude from its meetings any person it deems appropriate, including but not limited to, any non-management director that is not a member of the Committee.

B-1

The Committee shall have the authority, as it deems appropriate, to retain or replace, as needed, any independent counsel or other outside expert or advisor that the Committee believes to be desirable and appropriate. The Committee, in its discretion, may also use the services of the Company’s regular inside or outside legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any such persons retained by the Committee. The Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm’s fees and other retention terms.

The Chair shall report to the Board regarding the activities of the Committee at appropriate times and as otherwise requested by the Chairman of the Board.

IV.	Duties and Responsibilities

1. (a) At an appropriate time prior to each annual meeting of shareholders at which directors are to be elected or reelected, the Committee shall recommend to the Board for nomination by the Board such candidates as the Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve.

(b) At an appropriate time prior to each annual meeting of shareholders at which directors are to be elected or reelected, the Committee shall recommend to the Board for approval by the Board the staffing and chairmanship of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and such other committees as may exist which the Committee deems appropriate.

(c) At an appropriate time after a vacancy arises on the Board or a director advises the Board of his or her intention to resign, the Committee shall recommend to the Board for appointment by the Board to fill such vacancy, such prospective member of the Board as the Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve.

(d) The foregoing notwithstanding, if the Company is legally required by contract or otherwise to permit a third party to designate one or more of the directors to be elected or appointed (for example, pursuant to rights contained in a Certificate of Determination of a class of preferred stock to elect one or more directors upon a dividend default), then the nomination or appointment of such directors shall be governed by such requirements.

2. The Committee shall, at least annually, review the performance of each current director and shall consider the results of such evaluation when determining whether or not to recommend the nomination of such director for an additional term.

3. In appropriate circumstances, the Committee, in its discretion, shall consider and may recommend the removal of a director for cause, in accordance with the applicable provisions of the Company’s articles of incorporation and bylaws.

4. The Committee may make recommendations to the Board regarding governance matters, including, but not limited to, the Company’s articles of incorporation, bylaws, this Charter and the charters of the Company’s other committees.

5. The Committee shall evaluate its own performance on an annual basis, including its compliance with this Charter, and provide the Board with any recommendations for changes in procedures or policies governing the Committee. The Committee shall conduct such evaluation and review in such manner as it deems appropriate.

6. The Committee shall periodically report to the Board on its findings and actions.

7. The Committee shall review and reassess this Charter at least annually and submit any recommended changes to the Board for its consideration.

V.	Delegation of Duties

In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee, to the extent consistent with the Company’s articles of incorporation, bylaws and applicable law and rules of markets in which the Company’s securities then trade.

B-2

EXHIBIT C

QUESTCOR PHARMACEUTICALS, INC.
2006 EQUITY INCENTIVE AWARD PLAN

ARTICLE 1

PURPOSE

The purpose of the Questcor Pharmaceuticals, Inc. 2006 Equity Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of Questcor Pharmaceuticals, Inc., a California corporation (the “Company”), by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company shareholders and by providing such individuals with an incentive for performance to generate returns to Company shareholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1  “Administrator” means the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Awards granted to Independent Directors, the term “Administrator” shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 13.1. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 13.5, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation.

2.2  “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Dividend Equivalents award, a Stock Payment award, a Restricted Stock Unit award or a Performance-Based Award granted to a Participant pursuant to the Plan.

2.3  “Award Agreement” means any written or electronic agreement, contract, or other instrument or document evidencing an Award.

2.4   “Board” means the Board of Directors of the Company.

2.5  “Cause,” unless otherwise defined in an employment or services agreement between the Participant and the Company or any Parent or Subsidiary or Successor Entity, means:

(a) a Participant’s conviction or no contest plea to a felony, or a crime involving moral turpitude, under any federal or state criminal law;

(b) the commission of a fraud by a Participant against the Company or any Parent or Subsidiary or Successor Entity;

(c) with respect to a Participant who is an Employee, the repeated, unexplained or unjustified absence by an Employee from the Company or any Parent or Subsidiary or Successor Entity; or

(d) the gross negligence or willful misconduct of a Participant where such gross negligence or willful misconduct has resulted or is likely to result in substantial and material damage to the Company or any Parent or Subsidiary or Successor Entity.

The existence of “Cause” shall be determined by the Administrator, in its sole discretion. The foregoing definition shall not in any way preclude or restrict the right of the Company or any Parent or Subsidiary or Successor

Entity to discharge or dismiss any Participant or other person in the service of the Company or any Parent or Subsidiary or Successor Entity for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Cause.

2.6  “Change in Control” means and includes each of the following:

(a) the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act and the rules thereunder) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of the Company that represent 50% or more of the combined voting power of the Company’s then outstanding voting securities, other than:

(i) an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

(ii) an acquisition of voting securities by the Company or a corporation owned, directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the stock of the Company.

(b) individuals who, as of Date Plan is approved by the Shareholders, constitute the Board together with any new director(s) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at a majority of the directors then still in office who either were directors on Date Plan is approved by the Shareholders or whose election or nomination for election was previously so approved (other than any director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.6(a) or Section 2.6(c)), cease for any reason to constitute a majority thereof; or

(c) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets, in each case other than a transaction which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(d) the liquidation or dissolution of the Company.

For purposes of subsection (a) above, the calculation of voting power shall be made as if the date of the acquisition were a record date for a vote of the Company’s shareholders, and for purposes of subsection (c) above, the calculation of voting power shall be made as if the date of the consummation of the transaction were a record date for a vote of the Company’s shareholders.

The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

2.7  “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations issued thereunder.

2.8  “Committee” means the committee of the Board described in Article 13.

2.9  “Consultant” means any consultant or adviser if:

(a) The consultant or adviser renders bona fide services to the Company or any Parent or Subsidiary;

(b) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(c) The consultant or adviser is a natural person who has contracted directly with the Company or any Parent or Subsidiary to render such services.

2.10  “Covered Employee” means an Employee who is, or is likely to become, a “covered employee” within the meaning of Section 162(m)(3) of the Code.

2.11  “Disability” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as it may be amended from time to time.

2.12  “Dividend Equivalents” means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

2.13  “Effective Date” has the meaning set forth in Section 14.1.

2.14  “Eligible Individual” means any person who is a member of the Board, a Consultant or an Employee, as determined by the Administrator.

2.15  “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Parent or Subsidiary.

2.16  “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.17  “Existing Plan” has the meaning set forth in Section 3.1(a).

2.18  “Expiration Date” has the meaning set forth in Section 14.2.

2.19  “Fair Market Value” means, as of any date, the value of Stock determined as follows:

(a) If the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock as quoted on such exchange or system for the last market trading day prior to the date of determination for which a closing sales price is reported, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Stock on the date prior to the date of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) In the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

2.20  “Good Reason” means, without a Participant’s express written consent, the occurrence of any of the following actions in connection with a Change in Control:

(a) a material reduction in job responsibilities given the Participant’s position with the Company or any Parent or Subsidiary or Successor Entity, and the Participant’s prior responsibilities with the Company or any Parent or Subsidiary or Successor Entity;

(b) any reduction in the Participant’s annual base compensation from the Company or any Parent or Subsidiary or Successor Entity as in effect immediately prior to such reduction; or

(c) a relocation of the Participant’s workplace for the Company or any Parent or Subsidiary or Successor Entity to a facility or location more than twenty-five (25) miles from the Participant’s workplace immediately prior to such relocation; provided, however, that the new workplace also increases the Participant’s commuting distance from the Participant’s primary residence.

A Participant shall provide thirty (30) day’s written notice to the Company or any Parent or Subsidiary or Successor Entity (whichever entity is the Participant’s employer) of any resignation for “Good Reason.”

2.21  “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

2.22  “Independent Director” means a member of the Board who is not an Employee.

2.23  “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor rule.

2.24  “Non-Qualified Stock Option” means an Option that is not intended to be or otherwise does not qualify as an Incentive Stock Option.

2.25  “Option” means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

2.26  “Parent” means any “parent corporation” as defined in Section 424(e) of the Code and any applicable regulations promulgated thereunder of the Company or any other entity which beneficially owns, directly or indirectly, a majority of the outstanding voting stock or voting power of the Company.

2.27  “Participant” means any Eligible Individual who, as a member of the Board, a Consultant or an Employee, has been granted an Award pursuant to the Plan.

2.28  “Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9.

2.29  “Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), return on net assets, return on stockholders’ equity, return on sales, gross or net profit margin, working capital, earnings per share and price per share of Stock, the achievement of certain scientific milestones, customer retention rates, licensing, partnership or other strategic transactions, execution of a corporate collaboration agreement relating to a product candidate of the Company, acceptance by the U.S. Food and Drug Administration (“FDA”) or a comparable foreign regulatory authority of a final New Drug Application or similar document, approval for marketing of a product candidate of the Company by the FDA or a comparable foreign regulatory authority, obtaining a specified level of financing for the Company, as determined by the Committee, including through government grants (or similar awards) and the issuance of securities, commencement of a particular stage of clinical trials for a product candidate of the Company, or the achievement of one or more corporate, divisional or individual scientific or inventive measures. Any of the criteria identified above may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Administrator shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

2.30  “Performance Goals” means, for a Performance Period, the goals established in writing by the Administrator for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division or other operational unit, or an individual. The Administrator, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

2.31  “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

2.32  “Plan” means this Questcor Pharmaceuticals, Inc. 2006 Equity Incentive Award Plan, as it may be amended from time to time.

2.33  “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.34  “Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.35  “Restricted Stock Unit” means a right to receive a share of Stock during specified time periods granted pursuant to Section 8.3.

2.36  “Securities Act” means the Securities Act of 1933, as amended from time to time.

2.37  “Section 409A Award” has the meaning set forth in Section 10.1.

2.38  “Stock” means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article 12.

2.39  “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value of such number of shares of Stock on the date the SAR was granted as set forth in the applicable Award Agreement.

2.40  “Stock Payment” means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Section 8.2.

2.41  “Subsidiary” means any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder of the Company or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

2.42  “Successor Entity” has the meaning set forth in Section 2.6.

2.43  “Termination of Consultancy” means the time when the engagement of a Participant as a Consultant to the Company or a Parent or Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company or any Parent or Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Parent or Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

2.44  “Termination of Directorship” shall mean the time when a Participant who is a Non-Employee Director ceases to be a member of the Board for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Non-Employee Directors.

2.45  “Termination of Employment” shall mean the time when the employee-employer relationship between a Participant and the Company or any Parent or Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding: (a) terminations where there is a simultaneous reemployment or continuing employment of a Participant by the Company or any Parent or Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Parent or Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

ARTICLE 3

SHARES SUBJECT TO THE PLAN

3.1  Number of Shares.

(a) Subject to Article 12 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be 6,250,000 shares, consisting of: (i) 1,064,773 shares; plus (ii) 5,185,227 shares of Stock remaining available for issuance and not subject to awards granted under the Questcor Pharmaceuticals, Inc. 1992 Stock Option Plan (the “Existing Plan”) as of the Effective Date.

(b) To the extent that an Award under Plan or the Existing Plan terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Parent or Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan. If any shares of Restricted Stock are forfeited by a Participant or repurchased by the Company pursuant to Section 6.3 hereof, such shares shall again be available for the grant of an Award pursuant to the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan.

(c) Notwithstanding the provisions of this Section 3.1, no shares of Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Section 422 of the Code.

3.2  Stock Distributed.   Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury stock or Stock purchased on the open market.

3.3  Limitation on Number of Shares Subject to Incentive Stock Options.   The maximum number of shares of Stock that may be issued pursuant to Options that are intended to be Incentive Stock Options shall be 6,250,000 shares.

3.4  Individual Participant Limitations.   Notwithstanding any provision in the Plan to the contrary, and subject to Article 12, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during any calendar year shall be 600,000, except for an employee serving as Chief Executive Officer of the Company, who is eligible to be granted options covering an aggregate number of shares of up to 1,500,000 in a calendar year. Notwithstanding the foregoing, in connection with his or her initial service to the Company, the aggregate number of shares of Stock with respect to which Awards may be granted to any Participant shall not exceed 1,000,000 shares of Stock during the calendar year which includes such individual’s initial service to the Company.

ARTICLE 4

ELIGIBILITY AND PARTICIPATION

4.1  Eligibility.   Persons eligible to participate in this Plan include Employees, Consultants and members of the Board, as determined by the Administrator.

4.2  Participation.   Subject to the provisions of the Plan, the Administrator may, from time to time, select from among all Eligible Individuals those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award pursuant to this Plan.

ARTICLE 5

STOCK OPTIONS

5.1  General.   The Administrator is authorized to grant Options to Eligible Individuals on the following terms and conditions:

(a) Exercise Price.   The exercise price per share of Stock subject to an Option shall be determined by the Administrator and set forth in the Award Agreement; provided that the exercise price per share for any Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant.

(b) Time and Conditions of Exercise.   The Administrator shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years. The Administrator shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c) Payment.   The Administrator shall determine the methods, terms and conditions by which the exercise price of an Option may be paid, and the form and manner of payment, including, without limitation, payment in the form of cash, a promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, shares of Stock, or other property acceptable to the Administrator and payment through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale, and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option, or continue any extension of credit with respect to the exercise price of an Option with a loan from the Company or a loan arranged by the Company, in any method which would violate Section 13(k) of the Exchange Act.

(d) Evidence of Grant.   All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Administrator.

5.2  Incentive Stock Options.   Incentive Stock Options may be granted only to employees (as defined in accordance with Section 3401(c) of the Code) of the Company or a Subsidiary which constitutes a “subsidiary corporation” of the Company within Section 424(f) of the Code or a Parent which constitutes a “parent corporation” of the Company within the meaning of Section 424(e) of the Code, and the terms of any Incentive Stock Options granted pursuant to the Plan must comply with the following additional provisions of this Section 5.2 in addition to the requirements of Section 5.1:

(a) Ten Percent Owners.   An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company or any “subsidiary corporation” of the Company or “parent corporation” of the Company (each within the meaning of Section 424 of the Code) only if such Option is granted at an exercise price per share that is not less than 110% of the Fair Market Value per share of the Stock on the date of the grant and the Option is exercisable for no more than five years from the date of grant.

(b) Transfer Restriction.   An Incentive Stock Option shall not be transferable by the Participant other than by will or by the laws of descent or distribution.

(c) Right to Exercise.   During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(d) Failure to Meet Requirements.   Any Option (or portion thereof) purported to be an Incentive Stock Option which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.

5.3  Substitution of Stock Appreciation Rights.  The Administrator may provide in the Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have to right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of shares of Stock for which such substituted Option would have been exercisable.

ARTICLE 6

RESTRICTED STOCK AWARDS

6.1  Grant of Restricted Stock.  The Administrator is authorized to make Awards of Restricted Stock to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

6.2  Issuance and Restrictions.  Restricted Stock shall be subject to such repurchase restrictions, forfeiture restrictions, restrictions on transferability and other restrictions as the Administrator may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances or installments or otherwise as the Administrator determines at the time of the grant of the Award or thereafter. Alternatively, these restrictions may lapse pursuant to the satisfaction of one or more Performance Goals or other specific performance goals as the Administrator determines to be appropriate at the time of the grant of the Award or thereafter, in each case on a specified date or dates or over any period or periods determined by the Administrator.

6.3  Repurchase or Forfeiture.  Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon a Participant’s Termination of Employment, Termination of Directorship or Termination of Consultancy during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited or subject to repurchase by the Company (or its assignee) under such terms as the Administrator shall determine; provided, however, that the Administrator may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of a Participant’s Termination of Employment, Termination of Directorship or Termination of Consultancy under certain circumstances, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

6.4  Certificates for Restricted Stock.  Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse or the Award Agreement may provide that the shares shall be held in escrow by an escrow agent designated by the Company.

ARTICLE 7

STOCK APPRECIATION RIGHTS

7.1  Grant of Stock Appreciation Rights.  A Stock Appreciation Right may be granted to any Eligible Individual selected by the Administrator. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall impose and shall be evidenced by an Award Agreement.

7.2  Terms of Stock Appreciation Rights.

(a) A Stock Appreciation Right shall have a term set by the Administrator. A Stock Appreciation Right shall be exercisable in such installments as the Administrator may determine. A Stock Appreciation Right shall cover such number of shares of Stock as the Administrator may determine. The exercise price per share of Stock subject to each Stock Appreciation Right shall be set by the Administrator and set forth in the Award Agreement, except that in no event shall the exercise price be less than 100% of the Fair Market Value of the Stock underlying the Stock Appreciation Right at the time the Stock Appreciation Right is granted.

(b) A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying (i) the amount (if any) by which the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right exceeds the exercise price per share of the Stock Appreciation Right, by (ii) the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose.

7.3  Payment and Limitations on Exercise.

(a) Subject to Sections 7.3(b) and (c), payment of the amounts determined under Sections 7.2(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Administrator.

(b) To the extent payment for a Stock Appreciation Right is to be made in cash, the Award Agreement shall specify the date of payment, which may be different than the date of exercise of the Stock Appreciation Right. If the date of payment for a Stock Appreciation Right is later than the date of exercise, the Award Agreement may specify that the Participant be entitled to earnings on such amount until paid.

(c) To the extent any payment under Section 7.2(b) is effected in Stock, it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

7.4  Compliance with Code Section 409A.  Notwithstanding anything in this Article 7 to the contrary, all Awards of Stock Appreciation Rights shall be structured to satisfy the requirements of Code Section 409A, as provided in Section 10 below.

ARTICLE 8

OTHER TYPES OF AWARDS

8.1  Dividend Equivalents.

(a) Any Eligible Individual selected by the Administrator may be granted Dividend Equivalents based on the dividends on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

(b) Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

8.2  Stock Payments.  Any Eligible Individual selected by the Administrator may receive Stock Payments in the manner determined from time to time by the Administrator; provided, that unless otherwise determined by the Administrator such Stock Payments shall be made in lieu of base salary, bonus, or other cash compensation otherwise payable to such Eligible Individual. The number of shares shall be determined by the Administrator and may be based upon the Performance Goals or other specific performance goals determined appropriate by the Administrator.

8.3  Restricted Stock Units.  The Administrator is authorized to make Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. Alternatively, Restricted Stock Units may become fully vested and nonforfeitable pursuant to the satisfaction of one or more Performance Goals or other specific performance goals as the Administrator determines to be appropriate at the time of the grant of the Restricted Stock Units or thereafter, in each case on a specified date or dates or over any period or periods determined by the Administrator. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Eligible Individual to whom the Award is granted. On the maturity date, the Company shall transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit that is vested and scheduled to be distributed on such date and not previously forfeited. The Administrator shall specify the purchase price, if any, to be paid by the Participant to the Company for such shares of Stock.

8.4  Term.  Except as otherwise provided herein, the term of any Award of Dividend Equivalents, Stock Payments or Restricted Stock Units shall be set by the Administrator in its discretion.

8.5  Exercise or Purchase Price.  The Administrator may establish the exercise or purchase price, if any, of any Award of Stock Payments or Restricted Stock Units; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

8.6  Form of Payment.  Payments with respect to any Awards granted under Sections 8.1, 8.2 or 8.3 shall be made in cash, in Stock or a combination of both, as determined by the Administrator.

8.7  Award Agreement.  All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Administrator and shall be evidenced by a written Award Agreement.

8.8  Compliance with Code Section 409A.  Notwithstanding anything in this Article 8 to the contrary, all Awards of Dividend Equivalents, Stock Payments, and Restricted Stock Units shall be structured to satisfy the requirements of Code Section 409A, as provided in Section 10 below.

ARTICLE 9

PERFORMANCE-BASED AWARDS

9.1  Purpose.  The purpose of this Article 9 is to provide the Administrator the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Administrator, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Administrator may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

9.2  Applicability.  This Article 9 shall apply only to those Covered Employees selected by the Administrator to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

9.3  Procedures with Respect to Performance-Based Awards.  To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Administrator shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Administrator shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Administrator shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period.

9.4  Payment of Performance-Based Awards.  Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Parent or Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

9.5  Additional Limitations.  Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10

COMPLIANCE WITH SECTION 409A OF THE CODE

10.1  Awards subject to Code Section 409A.  Any Award that constitutes, or provides for, a deferral of compensation subject to Section 409A of the Code (a “Section 409A Award”) shall satisfy the requirements of Section 409A of the Code and this Article 10, to the extent applicable. The Award Agreement with respect to a Section 409A Award shall incorporate the terms and conditions required by Section 409A of the Code and this Article 10. If any deferral of compensation is to be permitted in connection with a 409A Award, the Committee shall establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Code, including, without limitation, the time when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.

10.2  Distributions under a Section 409A Award.  Any shares of Stock or other property or amounts to be paid or distributed upon the grant, issuance, vesting, exercise or payment of a Section 409A Award shall be distributed in accordance with the requirements of Section 409A(a)(2) of the Code, and, subject to any additional limitations in Section 409A and the Treasury Regulations issued thereunder, shall not be distributed earlier than:

(a) the Participant’s separation from service;

(b) the date the Participant becomes disabled;

(c) the Participant’s death;

(d) a specified time (or pursuant to a fixed schedule) specified under the Award Agreement at the date of the deferral compensation;

(e) a change in the ownership or effective control of the Company or a Parent or Subsidiary, or in the ownership of a substantial portion of the assets of the Company or a Parent or Subsidiary; or

(f) the occurrence of an unforeseeable emergency with respect to the Participant.

10.3  Prohibition on Acceleration of Benefits.  The time or schedule of any distribution or payment of any shares of Stock or other property or amounts under a Section 409A Award shall not be accelerated, except as otherwise permitted under Section 409A(a)(3) of the Code and the Treasury Regulations thereunder.

10.4  Elections under Section 409A Awards.  Any deferral election provided under or with respect to an Award to any Eligible Individual, or to the Participant holding a Section 409A Award, shall satisfy the requirements of Section 409A(a)(4)(B) of the Code, to the extent applicable, and any such deferral election with respect to compensation for services performed during a taxable year shall be made not later than the close of the preceding taxable year, or at such other time as provided in Treasury Regulations.

10.5  Compliance in Form and Operation.  A Section 409A Award, and any election under or with respect to such Section 409A Award, shall comply in form and operation with the requirements of Section 409A of the Code and the Treasury Regulations thereunder.

ARTICLE 11

PROVISIONS APPLICABLE TO AWARDS

11.1  Stand-Alone and Tandem Awards.  Awards granted pursuant to the Plan may, in the discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

11.2  Award Agreement.  Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event of the Participant’s Termination of Employment, Termination of Directorship or Termination of Consultancy, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

11.3  Limits on Transfer.

(a) Except as otherwise provided by the Administrator pursuant to Section 11.3(b), no right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Parent or Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Parent or Subsidiary. Except as otherwise provided by the Administrator pursuant to Section 11.3(b), no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed.

(b) Notwithstanding Section 11.3(a), the Administrator, in its sole discretion, may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) any Award which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award); and (iii) the Participant and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (C) evidence the transfer. For purposes of this Section 11.3(b), “Permitted Transferee” shall mean, with respect to a Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests, or any other transferee specifically approved by the Administrator.

11.4  Beneficiaries.  Notwithstanding Section 11.3, a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Administrator.

11.5  Stock Certificates; Book-Entry Procedures.

(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that a Participant make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(b) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

11.6  Paperless Exercise.  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless exercise of Awards by a Participant may be permitted through the use of such an automated system.

ARTICLE 12

CHANGES IN CAPITAL STRUCTURE

12.1  Adjustments.

(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of Company assets to shareholders (other than normal cash dividends), or any other corporate event affecting the Stock or the share price of the Stock, the Administrator may make such proportionate adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such change with respect to (i) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the terms and conditions of any outstanding

Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iii) the grant, exercise or purchase price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

(b) In the event of any transaction or event described in Section 12.1(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, and whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Administrator, in its sole discretion and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions:

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been received upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 12.1(b) the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

(iii) To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(v) To provide that the Award cannot vest, be exercised or become payable after such event.

12.2  Acceleration Upon a Change in Control.

(a) Notwithstanding Section 12.1(b), if a Change in Control occurs and a Participant’s Awards are not continued, converted, assumed, or replaced by (i) the Company or a Parent or Subsidiary of the Company, or (ii) a Successor Entity, such Awards shall become fully exercisable and/or payable, as applicable, and all forfeiture, repurchase and other restrictions on such Awards shall lapse immediately prior to such Change in Control. Upon, or in anticipation of, a Change in Control, the Administrator may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Administrator, in its sole and absolute discretion, shall determine.

(b) With respect to any Participant who was providing services as an Employee, member of the Board or Consultant, if such Participant has a Termination of Employment, Termination of Directorship or Termination of Consultancy in contemplation of a Change in Control, other than by reason of a discharge by the Company, any Parent or Subsidiary or any Successor Entity for Cause, a resignation by the Participant without Good Reason, or the Participant’s death or Disability, within the sixty (60) days prior to the consummation of a Change in Control, any Awards held by such Participant shall become exercisable and/or payable, as applicable, and the forfeiture, repurchase and other restrictions on such Awards shall lapse in accordance with the schedule set forth in

Section 12.2(f) below immediately prior to the date of such Change in Control and such Awards shall be exercisable for the longer of twelve (12) months following such Change in Control or the expiration of any applicable underwriters’ lock-up agreements and thereafter shall terminate, but such period shall not extend beyond the expiration date of such Awards.

(c) With respect to any Participant who was providing services as an Employee, member of the Board or Consultant immediately prior to the consummation of a Change in Control, if such Participant has a Termination of Employment, Termination of Directorship or Termination of Consultancy other than by reason of the Participant’s discharge by the Company, any Parent or Subsidiary or any Successor Entity for Cause, a resignation by the Participant without Good Reason, or the Participant’s death or Disability, within the thirteen (13) months following such Change in Control, any Awards held by such Participant shall become exercisable and/or payable, as applicable, and the forfeiture, repurchase and other restrictions on such Awards shall lapse in accordance with the schedule set forth in Section 12.2(f) below on the date of such Termination of Employment, Termination of Directorship or Termination of Consultancy and such Awards shall be exercisable for the longer of twelve (12) months following such Change in Control or the expiration of any applicable underwriters’ lock-up agreements and thereafter shall terminate, but such period shall not extend beyond the expiration date of such Awards.

(d) With respect to any Participant who was providing services as an Employee, member of the Board or Consultant immediately prior to the consummation of a Change in Control, if such Participant does not have a Termination of Employment, Termination of Directorship or Termination of Consultancy prior to thirteen (13) months after such Change in Control, any Awards held by such Participant shall become exercisable and/or payable, as applicable, and the forfeiture, repurchase and other restrictions on such Awards shall lapse in accordance with the schedule set forth in Section 12.2(f) below at the end of such thirteen (13) month period and such Awards shall be exercisable for the longer of twelve (12) months following the end of such thirteen (13) month period or the expiration of any applicable underwriters’ lock-up agreements and thereafter shall terminate, but such period shall not extend beyond the expiration date of such Awards.

(e) Notwithstanding anything to the contrary in this Article 12, an Award Agreement evidencing an Award may provide that a Participant shall have additional rights under such Award in the event of a Change in Control.

(f) For purposes of this Section 12.2, Awards shall become exercisable and/or payable, as applicable, and the forfeiture, repurchase and other restrictions on such Awards shall lapse pursuant to Sections 12.2(b), (c) and (d) in accordance with the number of years of service a Participant has with the Company, or any Parent or Subsidiary (or any predecessor organization, including, without limitation, RiboGene, Inc.), or any Successor Entity as of the date of determination (measured from the Participant’s date of hire) as follows:

Percentage of Award to Become Exercisable
and/or Payable and Percentage of Award as to
Which Forfeiture, Repurchase and Other
Length of Service	Restrictions Shall Lapse

0-180 days	0%
181 days to 1 year	25%
1 year and 1 day to 2 years	50%
Greater than 2 years	100%

12.3  No Other Rights.  Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 13

ADMINISTRATION

13.1  Administrator.  The Administrator of the Plan shall be the Compensation Committee of the Board (or another committee or a subcommittee of the Board to which the Board delegates administration of the Plan) (such committee, the “Committee”), which Committee shall consist solely of two or more members of the Board each of whom is both an “outside director,” within the meaning of Section 162(m) of the Code and a Non-Employee Director. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors, and for purposes of such Awards the term “Administrator” as used in this Plan shall be deemed to refer to the Board,, and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 13.5. Appointment of Committee members shall be effective upon acceptance of appointment. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

13.2  Action by the Administrator.  A majority of the Administrator shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and, subject to applicable law, acts approved in writing by a majority of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Parent or Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

13.3  Authority of Administrator.  Subject to any specific designation in the Plan, the Administrator has the exclusive power, authority and discretion to:

(a) Designate Participants to receive Awards;

(b) Determine the type or types of Awards to be granted to each Participant;

(c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines; provided, however, that the Administrator shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement;

(j) Amend any Option to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted or grant Options in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price; and

(k) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

13.4  Decisions Binding.  The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

13.5  Delegation of Authority.  To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 13.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE 14

EFFECTIVE AND EXPIRATION DATES

14.1  Effective Date.  The Plan will be effective as of the date on which the Plan is approved by the Company’s shareholders (the “Effective Date”).

14.2  Expiration Date.  The Plan will expire on, and no Award may be granted pursuant to the Plan after, the earlier of the tenth anniversary of (i) the date this Plan is approved by the Board or (ii) the Effective Date (the “Expiration Date”). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 15

AMENDMENT, MODIFICATION, AND TERMINATION

15.1  Amendment, Modification, and Termination.  The Board may terminate, amend or modify the Plan at any time and from time to time; provided, however, that (a) to the extent necessary to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) shareholder approval is required for any amendment to the Plan that increases the number of shares available under the Plan (other than any adjustment as provided by Article 12).

15.2  Awards Previously Granted.  No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 16

GENERAL PROVISIONS

16.1  No Rights to Awards.  No Participant, Employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Participants, Employees, and other persons uniformly.

16.2  No Shareholder Rights.  Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.

16.3  Withholding.  The Company or any Parent or Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company or a Parent or Subsidiary, as applicable, withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Administrator) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

16.4  No Right to Employment or Services.  Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Parent or Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Parent or Subsidiary.

16.5  Unfunded Status of Awards.  The Plan is intended to be an unfunded plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Parent or Subsidiary.

16.6  Indemnification.  To the extent allowable pursuant to applicable law, the Administrator (and each member thereof) shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

16.7  Relationship to other Benefits.  No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Parent or Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

16.8  Expenses.  The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

16.9  Titles and Headings.  The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

16.10  Fractional Shares.  No fractional shares of Stock shall be issued and the Administrator shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

16.11  Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

16.12  Government and Other Regulations.  The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

16.13  Governing Law.  The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California, without regard to the conflicts of law principles thereof.

* * * * *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Questcor Pharmaceuticals, Inc. on February 27, 2006.

* * * * *

I hereby certify that the foregoing Plan was approved by the shareholders of Questcor Pharmaceuticals, Inc. on          , 2006.

Executed on this      day of          , 2006.

Corporate Secretary

EXHIBIT D

QUESTCOR PHARMACEUTICALS, INC.

2003 Employee Stock Purchase Plan

Adopted by the Board of Directors on January 24, 2003
Approved by the Stockholders on May 12, 2003
Amended by the Board of Directors on February 27, 2006
Approved by the Stockholders on          , 2006

1.	Purpose.

(a) The purpose of the 2003 Employee Stock Purchase Plan (the “Plan”) is to provide a means by which employees of Questcor Pharmaceuticals, Inc., a California corporation (the “Company”), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

(b) The word “Affiliate” as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the “Code”).

(c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

(d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code.

2.	Administration.

(a) The Plan shall be administered by the Board of Directors (the “Board”) of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

(ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

(iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iv) To amend the Plan as provided in paragraph 13.

(v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code.

(c) The Board may delegate administration of the Plan to a Committee composed of two (2) or more members of the Board (the “Committee”). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.	Shares Subject to the Plan.

(a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate Two Million Four Hundred Thousand (2,400,000) shares of the Company’s common stock, no par value (the “Common Stock”). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

(b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.	Grant of Rights; Offering.

(a) The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an “Offering”) on a date or dates (the “Offering Date(s)”) selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into and made part of the Plan and shall be attached hereto as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.

(b) If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (2) a right with a lesser exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights have identical exercise prices) will be exercised.

5.	Eligibility.

(a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee’s customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year.

(b) The Board or the Committee may provide that each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

(i) the date on which such right is granted shall be the “Offering Date” of such right for all purposes, including determination of the exercise price of such right;

(ii) the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

(iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

(c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

(d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under “employee stock purchase plans” of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee’s rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

(e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.	Rights; Purchase Price.

(a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee (or fifteen percent (15%) in the absence of any designation) of such employee’s Earnings (as defined in subparagraph 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more dates during an Offering (the “Purchase Date(s)”) on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

(b) In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

(c) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

(i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

(ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

7.	Participation; Withdrawal; Termination.

(a) An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee’s Earnings during the Offering. “Earnings” is defined as an employee’s regular salary or wages (including amounts thereof elected to be deferred by the employee, that would otherwise have been paid, under any arrangement established by the Company intended to comply with Section 401(k), Section 402(e)(3), Section 125, Section 402(h), or Section 403(b) of the Code, and also including any deferrals under a non-qualified deferred compensation plan or arrangement established by the Company), and may also include or exclude (as provided for each Offering) the following items of compensation: bonuses, commissions, overtime pay, incentive pay, profit sharing, other remuneration paid directly to the employee, the cost of employee benefits paid for by the Company or an Affiliate, education or tuition reimbursements, imputed income arising under any group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or an Affiliate under any employee benefit plan, and similar items of compensation, as determined by the Board or Committee. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero) or increase such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

(b) At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant’s interest in that Offering shall be automatically terminated. A participant’s withdrawal from an Offering will have no effect upon such participant’s eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

(c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of a participant’s employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

(d) Rights granted under the Plan shall not be transferable by a participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 14 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.

8.	Exercise.

(a) On each Purchase Date specified in the relevant Offering, each participant’s accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan, unless the Offering document specifically provides otherwise. The amount, if any, of accumulated payroll deductions remaining in each participant’s account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant’s account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant’s account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

(b) No rights granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the “Securities Act”) and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

9.	Covenants of the Company.

(a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

(b) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.	Use of Proceeds from Stock.

Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.	Rights as a Stockholder.

A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant’s shares acquired upon exercise of rights hereunder are recorded in the books of the Company.

12.	Adjustments upon Changes in Stock.

(a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, reclassification, recapitalization, stock dividend, dividend in property other than cash, stock split, reverse stock split, split-up, spin-off, repurchase, liquidating dividend, combination of shares, exchange of shares, liquidation, dissolution or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase securities of the Company, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company.”)

(b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company’s Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then, as determined by the Board in its sole discretion (i) any surviving or acquiring corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, (iii) participants’ accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants’ rights under the ongoing Offering terminated, (iv) all outstanding rights shall terminate without being exercised, or (v) all outstanding rights shall be purchased for an amount of cash equal to the amount that could have been obtained upon the exercise of such rights had such rights been currently exercisable, or the replacement of such rights with other rights or property selected by the Board.

(c) No adjustment or action described in this Section 12 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to fail to satisfy the requirements of Section 423 of the Code.

13.	Amendment of the Plan.

(a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment if such amendment requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act or any Nasdaq or securities exchange requirements.

(b) The Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

(c) Rights and obligations under any rights granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

14.	Designation of Beneficiary.

(a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death during an Offering.

(b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.	Termination or Suspension of the Plan.

(a) The Board in its discretion, may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

16.	Effective Date of Plan.

The Plan shall become effective as determined by the Board, but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.

PROXY	QUESTCOR PHARMACEUTICALS, INC.
Proxy Solicited by the Board of Directors
Annual Meeting of Shareholders – May 18, 2006
     The undersigned hereby nominates, constitutes and appoints James L. Fares and George M. Stuart, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of Questcor Pharmaceuticals, Inc. which the undersigned is entitled to represent and vote at the 2006 Annual Meeting of Shareholders to be held on May 18, 2006 at 8:30 a.m. local time at the corporate offices of Questcor Pharmaceuticals, Inc., 3260 Whipple Road, Union City, California 94587, and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2, 3 and 4.
1.	ELECTION OF DIRECTORS:

☐	FOR	☐	WITHHOLD AUTHORITY
	all nominees listed below (except as marked to the contrary below)		to vote for all nominees listed below

Election of the following nominees as directors: Albert Hansen, Don H. Bailey, Neal C. Bradsher, James L. Fares, Gregg Lapointe and Virgil D. Thompson.

(Instructions: To withhold authority to vote for any nominee, print that nominee’s name in the space provided below.)

2.	APPROVAL OF THE ADOPTION OF THE COMPANY’S 2006 EQUITY INCENTIVE AWARD PLAN.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2003 EMPLOYEE STOCK PURCHASE PLAN.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	RATIFICATION OF THE SELECTION OF ODENBERG, ULLAKKO, MURANISHI & CO. LLP.

☐ FOR	☐ AGAINST	☐ ABSTAIN

IN THEIR DISCRETION, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.
IMPORTANT—PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTORS NAMED ON THE REVERSE SIDE OF THIS PROXY, “FOR” APPROVAL OF ADOPTION OF THE 2006 EQUITY INCENTIVE AWARD PLAN, “FOR” APPROVAL OF THE AMENDMENT TO THE 2003 EMPLOYEE STOCK PURCHASE PLAN AND “FOR” RATIFICATION OF THE SELECTION OF ODENBERG, ULLAKKO, MURANISHI & CO. LLP.

Date	, 2006

(Signature of shareholder)

Please sign exactly as the name appears above. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.
     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.